EXHIBIT 10.1

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission.







                        AIRBUS 319-100 PURCHASE AGREEMENT


                         Dated as of September 19, 1997


                                     between


                                 AVSA, S.A.R.L.,


                                       and


                            NORTHWEST AIRLINES, INC.

                                 C O N T E N T S
                                 ---------------


         CLAUSES                    TITLE                                                          PAGE
         -------                    -----                                                          ----

          0                         PURCHASE AGREEMENT                                               0

          1                         DEFINITIONS                                                      1

          2                         SALE AND PURCHASE                                                6

          3                         CHANGES                                                          7

          4                         PRICE                                                            9

          5                         PRICE REVISION                                                  13

          6                         PAYMENT TERMS                                                   14

          7                         PLANT REPRESENTATIVES - INSPECTION                              16

          8                         NORTHWEST'S ACCEPTANCE                                          19

          9                         DELIVERY                                                        23

         10                         EXCUSABLE DELAY                                                 26

         11                         INEXCUSABLE DELAY                                               30

         12                         WARRANTIES AND SERVICE LIFE POLICY                              32

         13                         PATENT INDEMNITY                                                56

         14                         TECHNICAL PUBLICATIONS                                          60

         15                         FIELD ASSISTANCE                                                61

         16                         TRAINING AND TRAINING AIDS                                      62

         17                         VENDORS' PRODUCT SUPPORT                                        63

         18                         BUYER FURNISHED EQUIPMENT AND DATA                              64


         CLAUSES                    TITLE                                                          PAGE
         -------                    -----                                                          ----


         19                         ASSIGNMENT                                                      67

         20                         DATA RETRIEVAL                                                  69

         21                         TERMINATION FOR CERTAIN EVENTS                                  70

         22                         MISCELLANEOUS PROVISIONS                                        72


                                 C O N T E N T S
                                 ---------------


EXHIBITS
--------

EXHIBIT A                           SPECIFICATION

EXHIBIT B                           CHANGE ORDERS TO STANDARD SPECIFICATION (SCNs)

EXHIBIT C                           SCN FORM

EXHIBIT D                           AIRFRAME PRICE REVISION FORMULA

EXHIBIT E                           POWERPLANTS PRICE REVISION FORMULA

EXHIBIT F                           CERTIFICATE OF ACCEPTANCE

EXHIBIT G                           SELLER SERVICE LIFE POLICY AND VENDOR SERVICE
                                    LIFE POLICY

                                 C O N T E N T S
                                 ---------------



LETTER AGREEMENTS
-----------------

LETTER AGREEMENT NO. 1                      PURCHASE INCENTIVES

LETTER AGREEMENT NO. 2                      FLEXIBILITY

LETTER AGREEMENT NO. 3                      PREDELIVERY PAYMENTS

LETTER AGREEMENT NO. 4                      AIRCRAFT CUSTOMIZATION

LETTER AGREEMENT NO. 5                      RELIABILITY MATTERS

LETTER AGREEMENT NO. 6                      A319-100 GUARANTEES

LETTER AGREEMENT NO. 7                      OTHER MATTERS

LETTER AGREEMENT NO. 8                      A319 AIRCRAFT FINANCING

LETTER AGREEMENT NO. 9                      ***

LETTER AGREEMENT NO. 10                     SPECIAL APPLICATION

LETTER AGREEMENT NO. 11                     MISCELLANEOUS MATTERS


                      P U R C H A S E   A G R E E M E N T


This agreement is made this 19th day of September, 1997


between
                  AVSA, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

                  2, rond-point Maurice Bellonte
                  31700 BLAGNAC
                  FRANCE


                  (hereinafter referred to as "AVSA")


and
                  Northwest Airlines, Inc., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at

                  2700 Lone Oak Parkway
                  Eagan, Minnesota 55121, USA

                  (hereinafter referred to as "Northwest")


WHEREAS,

a) Northwest wishes to purchase, and AVSA is willing to sell, fifty (50) firm Airbus Industrie A319-100 model aircraft, upon the terms and conditions herein provided;

b) AVSA is willing to grant Northwest options to purchase fifty (50) option and fifty (50) roll-over option Airbus A319-100 / A320-200 model aircraft, upon the terms and conditions herein provided; and

c) AVSA is a sales subsidiary of Airbus Industrie, G.I.E., and will purchase the Aircraft from Airbus Industrie, G.I.E., for resale to Northwest.


NOW THEREFORE IT IS AGREED AS FOLLOWS:

1 -      DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

         A319 Product Support Agreement - the Airbus A319 Product Support Agreement dated as of even date herewith among Northwest, ASCO and AVSA, together with all exhibits, appendixes and letter agreements thereto. ***

         Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors. For purposes of the preceding sentence, "control" of a corporation shall mean the direct or indirect ownership of voting securities having the power to direct or cause the direction of the management and policies of such corporation.

         Agreement - this Airbus A319-100 Purchase Agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified and in effect from time to time.

         Aircraft - any or all of the (i) Firm Aircraft, (ii) Option Aircraft that have been converted to a firm order, or (iii) Roll-Over Option Aircraft that have been converted to a firm order, to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         Airframe - any Aircraft, excluding the Propulsion Systems therefor.

         ASCO - Airbus Service Company, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

         Associated Contractors - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

         (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE, whose principal office is at
                  37, Boulevard de Montmorency
                  75016 Paris
                  France


         (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at
                  Warwick House
                  PO Box 87
                  Farnborough Aerospace Centre
                  Farnborough
                  Hants GU14 6YU
                  England

         (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at

                  404 Avenida de Aragon
                  28022 Madrid
                  Spain

         (4) DAIMLER-BENZ AEROSPACE AIRBUS, GmbH ("Daimler-Benz"), whose principal office is at
                  Kreetslag 10
                  Postfach 95 01 09
                  21111 Hamburg
                  Germany

         ATA Specification 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

         ATA Specification 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

         ATA Specification 102 - the specification issued by the Air Transport Association of America relating to software programs.

         ATA Specification 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

         ATA Specification 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

         ATA Specification 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

         ATA Specification 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD
         ROM).

         AVSA-Supplied Buyer Furnished Equipment - as referred to in Subclause
         18.7 of this Agreement.

         Base Price - for any Aircraft, Airframe or Propulsion Systems, as defined in Subclause 4.1 of this Agreement.

         Buyer Furnished Equipment - for any Aircraft, all the items of equipment that will be furnished by Northwest and installed in the Aircraft by AVSA, as defined in the Specification.

         Development Changes - as defined in Subclause 3.2 of this Agreement.

         Excusable Delay - as defined in Subclause 10.1 of this Agreement.

         FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

         Failure - as defined in Subclause 12.2.1.2 of this Agreement.

         Final Contract Price - as defined in Subclause 4.2 of this Agreement.

         Firm Aircraft - any or all of the fifty (50) Airbus Industrie A319-100 model aircraft to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         In-house Warranty - as defined in Subclause 12.1.7 (i) of this
         Agreement.

         In-house Warranty Labor Rate - as defined in Subclause 12.1.7(v) of this Agreement.

         Interface Problem - as defined in Subclause 12.4.1 of this Agreement.

         Item - as defined in Subclause 12.2.1.1 of this Agreement.

         LBA - Luftfahrt-Bundesamt of Germany or any successor agency thereto.

         LIBOR - for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point). If only one (1) offered rate appears, the rate for that interest period will be the average (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point) of the respective rates notified to AVSA by four (4) major banks in the London interbank market selected by AVSA as the rate at which such bank is offered deposits in US dollars at or about 11:00 a.m., London time, on the date that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) prior to the first day of such interest period in the interbank Eurodollar market on such date for that interest period and in a principal amount equal to an amount of not less than $1,000,000, provided, however, that if the banks selected as aforesaid are not quoting as set forth in this sentence, the rate in respect of such interest period will be determined on the basis of LIBOR in effect for the previous interest period. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

         Manufacturer - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France.

         Material Breach - as defined in Subclause 21.1 of this Agreement.

         Option Aircraft - any or all of the fifty (50) Airbus Industrie A319/A320 model aircraft for which AVSA has granted Northwest an option to purchase pursuant to the terms and conditions contained in Letter Agreement No. 2 hereto (excluding the RollOver Option Aircraft) together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         Predelivery Payment - any payment made against the Final Contract Price of an Aircraft in accordance with Subclause 6.2 of this Agreement.

         Prime Rate - the rate of interest per annum publicly announced from time to time by Citibank, N.A. in New York, New York, as its prime or base or equivalent lending rate.

         Product Support Agreements - as referred to in Subclause 17.1.1 of this Agreement.

         Propulsion Systems - the two (2) CFM56-5A4 powerplants to be installed on an Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision
         22), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by CFMI International, and a nacelle and thrust reverser for each such powerplant.

         RFC - as defined in Subclause 3.3.1 of this Agreement.

         Roll-Over Option Aircraft - any or all of the fifty (50) Airbus Industrie A319/A320 model aircraft which Northwest may obtain an option to purchase pursuant to the terms and conditions contained in Subclause
         2.6 of Letter Agreement No. 2 hereto, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         SCN - as defined in Subclause 3.1 of this Agreement.

         Seller Furnished Equipment - for any Aircraft, all of the items of equipment that will be furnished by AVSA and installed in the Aircraft by AVSA, as defined in the Specification.

         Service Life Policy - as referred to in Subclause 12.2 of this Agreement.

         Specification - as defined in Subclause 2.2 of this Agreement.

         Standard Specification - as defined in Subclause 2.2 of this Agreement.

         Vendor - each manufacturer (other than the manufacturer of the Propulsion Systems) and any successor thereof, of a component, equipment, accessory or part installed in an Aircraft at its delivery to Northwest under this Agreement, or any replacement therefor, other than a Warranted Part, and listed in the Supplier Product Support Agreements manual referred to in Subclause 12.3.1 of this Agreement.

         Vendor Component - as defined in Subclause 12.4.3 of this Agreement.

         Vendor Parts - as defined in Subclause 12.3.1 of this Agreement.

         Warranted Part - as defined in Subclause 12.1.1 of this Agreement.

         Warranty Claim - as defined in Subclause 12.1.6(v) of this Agreement.

         Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

         The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof.

         Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

2-       SALE AND PURCHASE

2.1      General

         AVSA will cause to be manufactured and will sell and deliver, and Northwest will buy and take delivery of, the Aircraft subject to the terms and conditions contained in this Agreement.

2.2      Specification Documents

         The Aircraft will be manufactured in accordance with the A319-100 Standard Specification, Document No. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995. Such Standard Specification, a copy of which is annexed hereto as Exhibit A to this Agreement, as amended by the change orders set forth in Exhibit B hereto, is hereinafter referred to as the "Specification." The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.3      Certification

         Prior to the delivery of the first Aircraft, AVSA will obtain or cause to be obtained a US FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Part 25 of the US Federal Aviation Regulations.

         Each Aircraft will be delivered to Northwest with the Certificate of Airworthiness for Export issued by the LBA and in a condition enabling Northwest (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations permitting Northwest to operate the Aircraft under
         Part 121 of the US Federal Aviation Regulations. AVSA will have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for non-standard operation on Northwest's routes. Except as set forth in this Subclause 2.3, AVSA will not be required to obtain any other certificate or approval with respect to the Aircraft.

2.4 AVSA will deliver each Aircraft with provisions suitable for that equipment required to be incorporated on such Aircraft to meet those additional requirements of the US Federal Aviation Regulations which
         (i) are generally applicable with respect to transport category aircraft to be used in United States certificated air carriage and (ii) are required to be complied with on or before the date of delivery of such Aircraft, provided that any required amendment to the Specification resulting from such additional requirements will be set forth in an SCN which will be effected as provided in Clause 3 hereof. Northwest will cooperate with AVSA in complying with the foregoing requirements.

3 -      CHANGES

3.1      Specification Change Notices

         The Specification may be amended from time to time by a Specification Change Notice (each such Specification Change Notice being herein called an "SCN" and being in the form of Exhibit C hereto). Each SCN will set forth in detail the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by AVSA in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs will not be binding on either party until signed by persons duly authorized in writing by Northwest and AVSA, but upon being so signed will constitute amendments to this Agreement.

3.2      Development Changes

         The Specification may also be revised by AVSA without an SCN or Northwest's consent to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, or ensure compliance with this Agreement and that do not increase the price or adversely affect the delivery, overall dimensions, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification (hereinafter called "Development Changes"). AVSA will notify Northwest of all Development Changes prior to incorporation therein.

3.3      Requests and Approvals

3.3.1 In the event that Northwest requests a change to the Specification, AVSA will issue a Request for Change (RFC) and carry out a feasibility study of such change. If AVSA determines that such RFC is feasible to incorporate, AVSA will produce an SCN and submit such SCN to Northwest for Northwest's approval. If such SCN is rejected by Northwest, such RFC and proposed SCN will be canceled without charge to Northwest.

3.3.2 In the event that Northwest requests AVSA in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and AVSA agrees to such request but the change is not subsequently made the subject of an SCN for any reason (other than AVSA's unreasonable refusal to sign the SCN or otherwise acting in bad faith), Northwest will pay AVSA the full cost of design and other work resulting from such request and incurred by AVSA, provided that in the event AVSA's reasonable estimate of the cost of developing such proposed change is higher than US$ ***, AVSA shall have notified Northwest in writing within *** Working Days after AVSA's receipt of Northwest's request of such cost estimate and secured Northwest's agreement prior to incurring any such costs.

         In the event that Northwest requests AVSA in writing to proceed with a proposed change before any requisite approval of the LBA and FAA has been obtained and such LBA or

         FAA approval is not subsequently obtained, any SCN executed in connection with such proposed change will be ***.

3.4      Specification Changes Before Delivery

         If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made before delivery of any Aircraft to enable Northwest to obtain a Standard Airworthiness Certificate for such Aircraft referred to in Subclause 2.3, AVSA will make or cause to be made the required change or modification to the Aircraft. For each such change, the parties will sign an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, and Buyer Furnished Equipment of each Aircraft affected thereby and interchangeability or replaceability of parts. If AVSA anticipates that the scheduled delivery of any Aircraft will be postponed by reason of such change, the delivery date of such Aircraft as provided in Subclause 9.1 will be extended to the extent of such postponement.

         The effect on price of such a change will be borne ***.

3.5      Specification Changes After Delivery

         Subclause 3.4 will not require AVSA to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to Northwest prior to the time any law or regulation referred to in Subclause 3.4 becomes effective. Any such changes or modifications made to an Aircraft after its delivery to Northwest will be at Northwest's expense.

4 -      PRICE

4.1      Base Price of the Aircraft

         The Base Price of each Aircraft is the sum of:

         (i)  the Base Price of the Airframe, and

         (ii) the Base Price of the Propulsion Systems.

4.1.1    Base Price of the Airframe

4.1.1.1 The Base Price of the Airframe will be the sum of the Base Prices set forth below in (i), (ii) and (iii):

         (i) the Base Price of the Standard A319 Airframe, as defined in the Standard Specification set forth in Exhibit A hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
                  SCNs), at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars -- ***) and

         (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit B, at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars --  ***), and

         (iii) the Base Price of seats and galleys, at delivery conditions prevailing in January 1998 in the amount of:

                           US$ ***

                           (US dollars -- ***)

         ***


4.1.1.2 The Base Price of the Airframe of each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 hereto.

4.1.2    Base Price of the Propulsion Systems

4.1.2.1 The Base Price of the Propulsion Systems is the sum of (i) and (ii) below:

         (i)      Base Price of the Powerplants

                  The Base Price of a set of Powerplants and additional standard equipment at delivery conditions prevailing in January 1998 (cpi 147.77), which is:

                           US$  ***

                           (US dollars -- ***).

                  Said Base Price has been calculated with reference to the Reference Price indicated by CFM International of US$ *** (US dollars -- ***) in accordance with economic conditions prevailing in September 1990 (cpi 126.54).

                  Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the CFMI Price Revision Formula set forth in Subclause 5.2 hereto.

         (ii)     Base Price of Nacelles and Thrust Reversers

                  The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the Powerplants at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars --***).

                  Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 hereto.

4.2      Final Contract Price

         The Final Contract Price of an Aircraft will be the sum of:

         (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

         (ii)     the price (as of delivery conditions prevailing in January
                  1998), of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 (excluding Subclause 3.4) after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

         (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.2 of this Agreement;

         (iv) the Base Price of the nacelles and thrust reversers constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement; and

         (v) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between Northwest and AVSA relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

4.3      Taxes, Duties and Imposts

4.3.1 AVSA will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever *** that are (i) imposed upon Northwest, (ii) imposed upon AVSA with an obligation on Northwest to withhold or collect the amount thereof from AVSA or (iii) imposed upon Northwest with an obligation on AVSA to withhold or collect such amount from Northwest, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in Germany ***.

4.3.2 Northwest will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon AVSA, (ii) imposed upon Northwest with an obligation on AVSA to collect the amount thereof for Northwest or (iii) imposed upon AVSA with an obligation for Northwest to withhold such amount from AVSA, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than Germany ***. If Northwest is compelled by law to pay such taxes, duties, imposts or similar charges as a deduction or withholding , then Northwest will ensure that the sums received by AVSA under this Agreement will be equal to the full amounts expressed to be due AVSA hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, and Northwest will pay such additional amounts as may be necessary so that the net amount received by AVSA after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

4.3.3 AVSA will in its own name do all things necessary with respect to the export of the Aircraft from Germany and will pay any customs duties, taxes and fees required to be paid with respect to such export of the Aircraft which are imposed under laws promulgated and enforceable in Germany ***.

4.3.4 It is expressly understood and agreed that AVSA's undertaking in Subclause 4.3.1 will not apply to taxes, duties, imposts or similar charges of any nature whatsoever, relating to the use of or payment for any Aircraft (excluding income, franchise, and doing business taxes imposed on AVSA), component, accessory, equipment or part delivered or furnished under this Agreement in the United States of America.

4.3.5 It is expressly understood and agreed that Northwest's undertaking in Subclause 4.3.2 will not apply to taxes imposed on AVSA that are based on or measured by gross or net income or receipts or that are based on or measured by AVSA's doing business, capital or net worth, or other taxes, however denominated, in the nature of such taxes.

5 -      PRICE REVISION

5.1      Airframe Price Revision Formula

         The Base Price of each Airframe and the Base Price of a set of two (2) nacelles and two (2) thrust reversers for each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the revision formula set forth in the Airframe Price Revision Formula attached hereto in Exhibit D.

5.2      Powerplants Price Revision Formula

         The Reference Price of the Powerplants Systems will be revised to the actual delivery date of the Aircraft on which such Propulsion Systems are installed in accordance with the revision formula set forth in Exhibit E hereto.

6 -      PAYMENT TERMS

6.1 Northwest will pay all sums due hereunder in immediately available funds in United States dollars by credit to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to AVSA's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account at any New York Clearing House Member Bank as AVSA will designate by notice to Northwest.

6.2      Predelivery Payments

         Predelivery Payments will be paid by Northwest to AVSA for each Aircraft in accordance with the provisions of Letter Agreement No. 3 to this Agreement.

6.3      Payment of Final Contract Price

         Concurrently with the delivery of each Aircraft, Northwest will pay to AVSA the Final Contract Price therefor, less the total amount of the Predelivery Payments theretofore received by AVSA for such Aircraft under Subclause 6.2 above. AVSA's receipt of the full amount of such payments will be a condition precedent to AVSA's obligation to deliver such Aircraft.

6.4      Payment of Other Amounts

6.4.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Subclauses 6.2 and 6.3 above will be paid by Northwest concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within *** after the invoice date. AVSA and Northwest agree that with respect to payments to be made under this Subclause 6.4.1, and for the purposes of Clause 21, Northwest will not be deemed to be in default unless such payment is not made within *** after invoice date.

6.4.2 Notwithstanding any other rights AVSA may have at contract or at law, Northwest and AVSA hereby agree that should any amount under this Agreement become due and payable by Northwest, and not be paid in full in immediately available funds on the date due (unless contested by Northwest in good faith), then AVSA will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by AVSA to Northwest against such unpaid amount. AVSA will promptly notify Northwest in writing after such debiting and application.

6.5      Overdue Payments

         If any payment due AVSA is not received by AVSA on the date or dates as agreed upon between Northwest and AVSA, AVSA will have the right to claim from Northwest, and Northwest will promptly pay to AVSA, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to *** on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by AVSA. AVSA's right to receive such interest will be in addition to any other rights of AVSA hereunder or at law.

6.6      Refund of Predelivery Payments

         Northwest will have no right to any refund of any deposit or Predelivery Payment received by AVSA, except as provided under Clauses 10, 11, and ***

6.7      Proprietary Interest

         Northwest will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by AVSA of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refer), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment in full for such Aircraft as provided in this Agreement.

6.8      Tender of Delivery

         In addition to any other rights and remedies available to AVSA, AVSA will not be obligated to tender delivery of any Aircraft to Northwest and will have no further liability to Northwest with respect thereto, if Northwest fails to make any Predelivery Payment *** or if AVSA has terminated this Agreement pursuant to Clause 21.

6.9      Payment in Full

         Except as provided for herein, Northwest's obligation to make payments to AVSA hereunder will not be affected by and will be determined without regard to any set off, counterclaim, recoupment, defense or other right that Northwest may have against AVSA or any other person and all such payments will be made without deduction or withholding of any kind.

7 -      PLANT REPRESENTATIVES - INSPECTION

7.1      Inspection Procedures

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of Northwest or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors, and such representatives will, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The procedures for such inspections will be agreed upon between AVSA's and Northwest's representatives prior to any inspection.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, AVSA will furnish free-of-charge adequate secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to Daimler-Benz's works in Hamburg, Germany, for the use of not more than four (4) representatives of Northwest during the aforementioned period. ***.

7.1.3 All inspections, examinations and discussions with AVSA's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by Northwest and its said representatives will be performed in such manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will Northwest or its representatives be permitted to inspect any aircraft other than the Aircraft.

7.2      INDEMNITY

         SELLER'S INDEMNITY

         AVSA WILL INDEMNIFY AND HOLD HARMLESS NORTHWEST, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS UNDER THIS CLAUSE 7) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, AND
         (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, OR INSPECTIONS UNDER THIS CLAUSE 7. THIS INDEMNITY OF AVSA WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NORTHWEST'S SAID REPRESENTATIVES.

         NORTHWEST WILL INDEMNIFY AND HOLD HARMLESS AVSA, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, OR INSPECTIONS UNDER THIS CLAUSE 7, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES, AND (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF NORTHWEST'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND
         (II) OF THE PRECEDING SENTENCE, NORTHWEST WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS AVSA WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM AVSA'S NEGLIGENCE OR WILLFUL MISCONDUCT.

         IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 7.2, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT WHICH IT, IN

         ITS OPINION, DEEMS PROPER AND WHICH IMPOSES NO LIABILITY OR OTHER OBLIGATION ON THE INDEMNITEE.

         IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST AVSA.

8 -      NORTHWEST'S ACCEPTANCE

8.1      Acceptance Procedures

8.1.1 AVSA or any Affiliate thereof acting as AVSA's designee will give to Northwest not less than *** days prior written notice of the proposed time when acceptance tests of an Aircraft will be conducted, and, in the event that Northwest elects to attend such tests, Northwest will comply with the reasonable requirements of AVSA with the intention of completing all tests within *** Working Days after commencement. The tests will take place at Daimler-Benz's works in Hamburg, Germany (or at such other facilities of the Associated Contractors or any Affiliates thereof as AVSA may specify in its notice to Northwest pursuant to this Subclause 8.1.1) and will be carried out by the personnel of the Manufacturer (accompanied, if Northwest so wishes, by representatives of Northwest up to a total of *** acting as observers, of whom not more than *** will have access to the cockpit at any one time). During flight tests, these representatives will comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than an aggregate of *** hours.

8.1.2 AVSA will offer to Northwest a briefing prior to acceptance of each Aircraft and *** hour simulator session for *** pilots, prior to acceptance of the first Aircraft. This briefing will provide specific information related to acceptance flights.

8.1.3 The acceptance tests must demonstrate the satisfactory functioning of the Aircraft at the time of delivery in accordance with the Specification (except for immaterial variances from the Specification). In the event that Northwest, after having received proper notice in accordance with Subclause 8.1.1, does not attend the tests scheduled for an Aircraft or fails to so cooperate, AVSA may complete them in the absence of Northwest, whereupon Northwest will be deemed to have accepted the tests, if such tests demonstrate the satisfactory functioning of the Aircraft as aforesaid, and AVSA will furnish such data with respect to such tests as Northwest may reasonably request.

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect, Northwest, within *** Working Days after such tests, will give notice to AVSA specifying such unsuccessful completion or defect. Thereafter AVSA will, without hindrance from Northwest, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests to demonstrate the elimination of the defect, such tests to be held and carried out in accordance with Subclause 8.1, provided, however, rather than accept a delay in delivery of any such Aircraft, Northwest and AVSA may agree to deliver such Aircraft with subsequent correction of the defect by Northwest ***.

8.2      Use of Aircraft

         AVSA will be entitled to use any Aircraft prior to its delivery to
         Northwest:

         (i) without Northwest's prior consent, to the extent necessary to carry out the normal manufacturing process of the Aircraft (but in no event for more than *** flight hours in the case of each Aircraft),

         (ii) without Northwest's prior consent, to obtain the certificates required under Clause 2 hereof ***, or

         (iii) with Northwest's prior consent (such consent not to be unreasonably withheld), for the purposes of demonstration flights to third parties (the "Demonstration Flights").

         Such use will not affect either AVSA's obligation to deliver any Aircraft hereunder or Northwest's obligation to accept delivery of any Aircraft hereunder. Northwest will have the right, however, to obtain a credit from AVSA for *** flight hours accumulated during Demonstration Flights. ***. Such credit will be equal to the product of (i) the number of flight hours accumulated *** for Demonstration Flights and
         (ii) US$ *** (US dollars -- ***). Northwest will accept delivery of any Aircraft used in accordance with this Subclause 8.2 without any reduction in price for depreciation, or wear and tear resulting from such use.

8.3      Certificate of Acceptance

         When the Aircraft is "ready for delivery" as defined below in Subclause 9.2, Northwest will forthwith give to AVSA a signed Certificate of Acceptance in the form attached as Exhibit F in respect of the relevant Aircraft. Should Northwest fail to so deliver the said Certificate, then Northwest will be deemed to be in default as though it had without cause rejected delivery of such Aircraft when duly tendered to it hereunder and will thereafter bear all costs and expenses resulting from such delay in delivery.

8.4      Finality of Acceptance

         Northwest's acceptance of delivery of each Aircraft will constitute waiver by Northwest of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to Northwest at the time of acceptance.

8.5      INDEMNITY

8.5.1    SCOPE

         IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 8, AVSA AND NORTHWEST PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES 8.5.2 AND 8.5.3.

8.5.2    AVSA'S INDEMNITY

         AVSA WILL INDEMNIFY AND HOLD HARMLESS NORTHWEST, ITS
         DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

         (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, AND

         (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID
                  REPRESENTATIVES) CAUSED BY NORTHWEST OR ITS
                  REPRESENTATIVES,

         IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

         THIS INDEMNITY OF AVSA WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NORTHWEST'S SAID REPRESENTATIVES.

8.5.3    NORTHWEST'S INDEMNITY

         NORTHWEST WILL INDEMNIFY AND HOLD HARMLESS AVSA, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

         (I)      FOR INJURIES TO OR DEATHS OF NORTHWEST'S SAID
                  REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,

         (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES, AND

         (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF NORTHWEST'S SAID REPRESENTATIVES.

         WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE,

         NORTHWEST WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS AVSA WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM AVSA'S NEGLIGENCE OR WILLFUL MISCONDUCT.

8.5.4    CLAIMS

         IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 8.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER AND WHICH DOES NOT IMPOSE ANY LIABILITY OR OTHER OBLIGATION ON THE INDEMNITEE.

         IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR SUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE (INCLUDING LEGAL FEES AND RELATED EXPENSES AS WELL AS THOSE COSTS INCURRED BY IT ESTABLISHING ITS RIGHT TO INDEMNIFICATION HEREUNDER). FOR THE PURPOSE OF THIS SUBCLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST AVSA.

9 -      DELIVERY

9.1      Delivery Schedule

         Subject to the provisions of this Agreement, AVSA will have the Firm Aircraft ready for delivery at Daimler-Benz's works in Hamburg, Germany, and Northwest will accept the same, during the months set forth below. ***.

  Aircraft No.       Month/Year of Delivery                         Aircraft No.     Month/Year of Delivery
  ------------       ----------------------                         ------------     ----------------------
       1           *** 1999                                              26          *** 2001
       2           *** 1999                                              27          *** 2001
       3           *** 1999                                              28          *** 2001
       4           *** 1999                                              29          *** 2001
       5           *** 1999                                              30          *** 2001
       6           *** 1999                                              31          *** 2002
       7           *** 1999                                              32          *** 2002
       8           *** 1999                                              33          *** 2002
       9           *** 1999                                              34          *** 2002
       10          *** 1999                                              35          *** 2002
       11          *** 2000                                              36          *** 2002
       12          *** 2000                                              37          *** 2002
       13          *** 2000                                              38          *** 2002
       14          *** 2000                                              39          *** 2002
       15          *** 2000                                              40          *** 2002
       16          *** 2000                                              41          *** 2003
       17          *** 2000                                              42          *** 2003
       18          *** 2000                                              43          *** 2003
       19          *** 2000                                              44          *** 2003
       20          *** 2000                                              45          *** 2003
       21          *** 2001                                              46          *** 2003
       22          *** 2001                                              47          *** 2003
       23          *** 2001                                              48          *** 2003
       24          *** 2001                                              49          *** 2003
       25          *** 2001                                              50          *** 2003



         Not later than *** days prior to the date scheduled for acceptance tests for a particular Aircraft, AVSA will give Northwest notice of the anticipated date within the relevant month set forth above on which such Aircraft will be ready for delivery. Not later than *** days prior to such date notified to Northwest, AVSA will (i) confirm to Northwest that such anticipated delivery date is firm or (ii) in the event AVSA cannot confirm such date as being firm, confirm a new date, which will be no more than *** Working Days in Germany before or after the originally scheduled date.

9.2      Certificate of Airworthiness

         Each Aircraft will for the purpose of this Agreement be deemed to be "ready for delivery" upon the satisfactory completion of its acceptance tests in accordance with Clause 8 and the issuance of an LBA Certificate of Airworthiness for Export in the "Transport Category" with respect thereto and AVSA's compliance with the other obligations to be performed by it under Clause 2 hereof.

9.3      Title

         Title to and risk of loss of and damage to the Aircraft will pass to Northwest upon delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. AVSA will provide Northwest with such appropriate documents of title or other documents as Northwest may reasonably request.

9.4      Overdue Payment or Flyaway

         In the event that:

         (i) the delivery of and payment of the Final Contract Price for the Aircraft is delayed more than *** Working Days after the firm delivery date established pursuant to Subclause 9.1 due to the fault of Northwest, or

         (ii) within *** days after delivery of the Aircraft Northwest has failed to remove such Aircraft from the place of delivery for whatever reason (except for reasons attributable to AVSA)

         then Northwest will on demand reimburse AVSA for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance and taxes) actually sustained by AVSA and resulting from any such delay or failure. Such reimbursement will be in addition to any other rights that AVSA may have as a result of any such delay or failure.

9.5      Flyaway Expenses

         Except for expenses to be borne by AVSA as provided in Subclause 4.4 of this Agreement, all expenses of, and in connection with, fly-away from Daimler-Benz's works will be borne by Northwest, ***.

10 -     EXCUSABLE DELAY

10.1     Scope

         Neither AVSA nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof
         (i) due to causes reasonably beyond AVSA's, the Manufacturer's or any Associated Contractor's control (unless such cause is beyond such control due to AVSA's, the Manufacturer's or the Associated Contractor's fault or negligence) or (ii) not occasioned by AVSA's, the Manufacturer's or any Associated Contractor's fault or negligence ("Excusable Delay"), including, but not limited to: acts of God or the public enemy, natural disasters, fires, floods, hail storms, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; actual total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness certification for a previously uncertificated Aircraft part, component or computer software after due and timely diligence to procure such certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Vendor to furnish materials, components, accessories, equipment or parts.

         It is expressly understood and agreed that each of (i) any delay caused by Northwest's negligence or fault, and (ii) delay in delivery or otherwise in the performance of this Agreement by AVSA due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, will constitute Excusable Delay for AVSA. AVSA will as soon as practicable after becoming aware of any delay falling within the provisions of this Subclause 10.1 (a) notify Northwest of such delay and of the probable extent thereof and (b) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume,***, the performance of those obligations affected under this Agreement.

         AVSA and Northwest acknowledge that nothing in this Subclause 10.1 shall be deemed to obligate AVSA to undertake or forego any action with respect to any strike or labor troubles which AVSA would not otherwise undertake or forego in the exercise of sound business judgement.

10.2     Unanticipated Delay

         In the event that the delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than *** months after the end of the calendar month in which delivery is otherwise required hereunder, Northwest will be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given to AVSA within *** days after the expiration of such *** month period. In the event such delay continues for an additional *** month period after the expiration of such *** month period and Northwest has not theretofore terminated this Agreement with respect to such Aircraft, either party will have the option to terminate this Agreement with respect to the Aircraft so affected upon written notice given to the other within *** days after the end of such additional *** month period. Such termination, as aforesaid, will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that AVSA will repay to Northwest all amounts required by *** with respect to such affected Aircraft, ***. Northwest will not be entitled to receive such repayment nor to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused solely by Northwest's negligence or Northwest's fault.

10.3     Anticipated Delay

         In respect of any Aircraft, AVSA may conclude, based on a reasonable and good faith appraisal of the facts, that Excusable Delays will (i) cause delay in delivery of such A(degree)ircraft for a period of more than *** months after the end of the calendar month in which delivery is otherwise required or (ii) prevent delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, AVSA will give written notice to Northwest of either (i) such delay and its related rescheduling reflecting such delay(s) or
         (ii) such nondelivery. Within *** days after Northwest's receipt of such notice, Northwest (and,***, AVSA) may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the other party. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that AVSA will repay to Northwest all amounts required by *** with respect to such affected Aircraft,***. Northwest will not be entitled to receive such repayment nor to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused solely by Northwest's negligence or Northwest's fault.

10.4     Delivery Date

         If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of such Subclause (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice.

10.5     Lost, Destroyed or Damaged Aircraft

         In the event that prior to delivery any Aircraft is lost, destroyed or damaged beyond economic repair, AVSA will notify Northwest in writing within *** days after such event. Such notice will specify the earliest date, consistent with AVSA's and the Manufacturer's other contractual commitments and production capabilities, by which AVSA would be able to deliver a replacement for such Aircraft. This Agreement will terminate as to such Aircraft unless Northwest gives AVSA written notice, within *** days after receipt by Northwest of the notice from AVSA of such loss, destruction or damage, that Northwest desires AVSA to deliver to Northwest a replacement for such Aircraft. If Northwest gives such notice to AVSA, AVSA will deliver to Northwest, at the earliest date consistent with AVSA's and the Manufacturer's other contractual commitments and production capabilities, an aircraft to replace the Aircraft lost, destroyed or damaged beyond repair, and the parties will execute an amendment to this Agreement to evidence the delivery date for such replacement aircraft; provided, however, that nothing herein will obligate AVSA to deliver such replacement aircraft if its manufacture would require the reactivation of the Manufacturer's production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the Aircraft lost, destroyed or damaged beyond economic repair (including without limitation, the price and price revision provisions in Clauses 4 and 5 hereof) will apply to the replacement aircraft; ***. In the event of termination of this Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft will be discharged. AVSA will repay to Northwest the amount required pursuant to *** with respect to such lost, destroyed or damaged Aircraft ***. Northwest will not be entitled to receive repayment nor to terminate this Agreement as to any Aircraft under this Subclause 10.5 if such loss, destruction or damage is caused by Northwest's or its representatives' gross negligence or willful misconduct.

10.6     REMEDIES

         THIS CLAUSE 10 *** SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF NORTHWEST FOR EXCUSABLE DELAYS IN DELIVERY OR FAILURE TO DELIVER, AND NORTHWEST HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. NORTHWEST WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF NORTHWEST OR ITS REPRESENTATIVES.

         In the event this Agreement is terminated with respect to an Aircraft pursuant to the provisions of this Clause 10, ***.

11 -     INEXCUSABLE DELAY

11.1     Liquidated Damages

         Should an Aircraft not be ready for delivery to Northwest within *** days after the month of delivery specified in this Agreement (as such month may otherwise be changed pursuant to this Agreement) for reasons other than as are covered by Clause 10, Northwest will, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and AVSA will in respect of any subsequent delay pay to Northwest as liquidated damages for the delay in delivery of such Aircraft US$ *** (US dollars -- ***

11.2     Total Liability

         Notwithstanding Subclause 11.1, the total liability of AVSA under this Clause 11 with respect to any Aircraft will in no event exceed the total sum of US$ *** (US dollars - - ***).

11.3     Written Claim

         Northwest's right to recover such damages in respect of an Aircraft is conditional upon a claim therefor being submitted in writing to AVSA by Northwest no later than *** days after the date when such Aircraft was scheduled to have been ready for delivery.

11.4     Six-Month Delay

         In the event that such subsequent delay in delivery exceeds six (6) months, Northwest will have the further right, exercisable by written notice to AVSA given after such six (6) month period, to terminate this Agreement in respect only of the Aircraft that is the subject of such delay, whereupon AVSA will repay to Northwest hereunder all amounts required by *** in relation to such Aircraft ***. ***

11.5     Twelve-Month Delay

         In the event that such subsequent delay in delivery exceeds twelve (12) months, AVSA will have the right, exercisable by written notice to Northwest given no more than *** after such twelve (12) month period, to terminate this Agreement in respect only of the Aircraft that is subject to such delay *** AVSA will repay to Northwest all amounts required by *** in relation to such Aircraft ***.

11.6     Price Revision

         Notwithstanding the provisions of Clause 5,***, the Base Price of each Aircraft ***.

11.7     Buyer Furnished Equipment

         *** pursuant to the provisions of this Clause 11, *** prior to exercising its rights under this Subclause 11.7.

11.8     REMEDIES

         THIS CLAUSE 11 *** SET FORTH THE SOLE REMEDY OF NORTHWEST FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND NORTHWEST HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. NORTHWEST WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF NORTHWEST OR ITS REPRESENTATIVES.

12 -       WARRANTIES AND SERVICE LIFE POLICY

12.1       STANDARD WARRANTY

12.1.1     Nature of Warranty

12.1.2     Exceptions

12.1.3     Warranty Periods

12.1.4     Buyer's Remedy and Seller's Obligation

12.1.5     Warranty Claim Requirements

12.1.6     Warranty Administration

12.1.7     In-house Warranty

12.1.8     Standard Warranty Transferability

12.1.9     Warranty for Corrected, Replacement or Repaired
                  Warranted Parts

12.1.10    Good Airline Operation - Normal Wear and Tear

12.2       SELLER SERVICE LIFE POLICY

12.2.1     Definitions

12.2.2     Periods and Seller's Undertakings

12.2.3     Seller's Participation in the Cost

12.2.4     General Conditions and Limitations

12.2.5     Transferability

12.3       VENDOR WARRANTIES

12.3.1     Seller's Support

12.3.2     Vendor's Default

12.4       INTERFACE COMMITMENT

12.4.1     Interface Problem

12.4.2     Seller's Responsibility

12.4.3     Vendor's Responsibility

12.4.4     Joint Responsibility

12.4.5     General

12.5       EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF
           LIABILITY

12.6       DUPLICATE REMEDIES

12.7       NEGOTIATED AGREEMENT

12 -       WARRANTIES AND SERVICE LIFE POLICY

           AVSA, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. AVSA hereby assigns to Northwest, and Northwest hereby accepts, all of the rights and obligations of AVSA in its capacity as "Buyer" as aforesaid under the said Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment, and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned without the prior written consent of Northwest. Capitalized terms utilized in the following quoted provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

12.1       STANDARD WARRANTY

12.1.1     Nature of Warranty

         Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

          (i)    be free from defects in material,

          (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

          (iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

          (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification relating to performance or where it is expressly stated that such portions of the Specification are estimates or approximations or design aims.

           For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that is installed on an Aircraft at the time of delivery of such Aircraft and that (a) is installed on such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller at the time of such delivery.

12.1.2     Exceptions

           The warranties set forth in Subclause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the engine and its associated parts, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

           (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

           (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3     Warranty Period

           The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within *** after delivery of the affected Aircraft.

12.1.4     Buyer's Remedy and Seller's Obligation

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to, any defective Warranted Part. Alternatively, the Seller may at its sole option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained will obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2 In the event a defect covered by Subclause 12.1.1(iii) becomes apparent within the applicable period set forth in Subclause 12.1.3(ii), and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller will not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5   Warranty Claim Requirements

         The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

         (i) the existence of a defect covered by the provisions of this Subclause 12.1,

         (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

         (iii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and that such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Subclause 12.1.10,

         (iv) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

         (v) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 below.

12.1.6     Warranty Administration

           The warranties set forth in Subclause 12.1 will be administered as hereinafter provided:

         (i)      Claim Determination

                  Warranty Claim determination by the Seller will be reasonably based upon the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

         (ii)     Transportation ***

                  Transportation *** for sending a defective Warranted Part to the facilities designated by the Seller will be borne by the Buyer ***.

         (iii)    Return of an Aircraft

                  In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller
                  ***.

         (iv)     On-Aircraft Work by the Seller

                  In the event that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer's facilities, or in the event that the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then all related expenses incurred in performing such repair or correction will be borne ***.

                  Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7 (v), will be at the Buyer's expense. ***.

                  The Seller will perform on-Aircraft work, subject to either of the following conditions being met:

                  (a) in the Seller's opinion, such work must require the technical expertise of the Seller, or

                  (b)      both of

                           (i) the downtime of each affected Aircraft would exceed *** days, not including any scheduled maintenance downtime, and

                           (ii) the number of man hours quoted in the Seller's Service Bulletin or batch of Service Bulletins for their embodiment on any Aircraft would exceed ***, it being understood that for batches of Service Bulletins, the Seller will only count individual Service Bulletins with more than *** hours of elapsed time.

                  If the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

           (v)    Warranty Claim Substantiation

                  In connection with each claim by the Buyer under this Subclause 12.1, the Buyer will file a claim on the Buyer's form ("Warranty Claim") within *** days after such defect becomes apparent. Such form must contain at least the following ***:

                  (a)      description of defect and action taken, if any,

                  (b)      date of incident and/or of removal,

                  (c)      description of the defective part,

                  (d)      part number,

                  (e)      serial number (if applicable),

                  (f) position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in the A319 Product Support Agreement) as applicable,

                  (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

                  (h) time since last shop visit at the date of defect appearance,

                  (i) Manufacturer's serial number of the Aircraft and/or its registration number,

                  (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

                  (k)      claim number,

                  (l)      date of claim, and

                  (m)      date of delivery of an Aircraft or part to the Buyer.

                  and in the case of a Warranty Claim under Subclause 12.1.7, the additional data required under Subclause 12.1.7(iv).

                  Claims are to be addressed as follows:

                           Warranty Administration
                           ASCO
                           198 Van Buren Street
                           Suite 300
                           Herndon, VA, 20170

                  or any other address of which the Seller provides three (3) Working Days' notice to the Buyer.

                  ***

         (vi)     Replacements

                  Replacements made pursuant to this Subclause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price List. Replaced components, equipment, accessories or parts will become the Seller's property.

                  Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that
                  (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

         (vii)    Rejection

                  The Seller will provide reasonable written substantiation in case of rejection of a claim. In such event the Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim. Transportation, insurance, and any other costs associated with the return of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is rejected by the Seller will be borne by the Buyer.

         (viii)   Inspection

                  The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1.

12.1.7   In-house Warranty

         (i)      Authorization

                  The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 ("In-house Warranty"). The Buyer will notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer will notify the Seller of the in-house repair as soon as reasonably practicable.

         (ii)     Conditions of Authorization

                  The Buyer will be entitled to the benefits under this Subclause 12.1.7 for repair of Warranted Parts:

                  (a) only if adequate facilities and qualified personnel are available to the Buyer,

                  (b) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                  (c) only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10.

         (iii)    Seller's Rights

                  The Seller will have the right, provided that no unreasonable delay will result, to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the reasonable judgment of the Seller, the nature of the defect requires technical investigation.

                  The Seller will further have the right, provided that no unreasonable delay will result, to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

         (iv)     In-house Warranty Claim Substantiation

                  Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in, Warranty Claims under Subclause 12.1.6(v) and in addition will include:

                  (a) a report of technical findings with respect to the defect,

                  (b)      for parts required to remedy the defect:

                           - part numbers,

                           - serial numbers (if applicable),

                           - description of the parts,

                           - quantity of parts,

                           - unit price of parts,

                           - total price of parts,

                           - related Seller's or third party's invoices (if
                             applicable),

                  (c)      detailed number of labor hours,

                  (d) agreed In-house Warranty Labor Rate (defined below in Subclause 12.1.7 (v) (a)), and

                  (e)      total claim value.

         (v)      Credit

                  The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account in U.S. Dollars. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                  (a) To determine direct labor costs, only man hours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. Man hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

                           The man hours counted as set forth above will be multiplied by an agreed labor rate representing *** of the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "In-house Warranty Labor Rate").

                  (b) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and furnished free of charge by the Seller.

         (vi)     Limitation on Credit

                  The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding *** of the Seller's then current catalog price *** for a replacement of such defective Warranted Part.

                  Such cost will be substantiated in writing by the Seller upon reasonable request by the Buyer.

         (vii)    Scrapped Material

                  The Buyer will retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair until the earlier of *** days after submission of a claim for In-house Warranty credit relating thereto or the Seller's written advice to the Buyer that such Warranted Part should be scrapped. Such parts will be returned to the Seller within *** days of receipt of the Seller's request to that effect.


                  Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                  Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Subclause 12.1.

         (viii)   LIMITATIONS ON LIABILITY OF SELLER

                  THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7 WHICH WAS NOT IN COMPLIANCE WITH THE TERMS THEREOF, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8     Standard Warranty Transferability

           The warranties provided for in this Subclause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer or upon the Buyer's sale of the Aircraft to any such airline in accordance with Subclause 19.3, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9     Warranty for Corrected, Replacement or Repaired Warranted Parts

         Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repairs, and will immediately terminate the remaining warranties under this Subclause
         12.1 in respect of the affected Warranted Part.

12.1.10  Good Airline Operation - Normal Wear and Tear

         The Buyer's rights under this Subclause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice and in general compliance with all technical documentation and maintenance recommendations of the Seller (if any), the Manufacturer, the Vendors or the manufacturer of the Powerplants and its associated parts and all applicable rules, regulations and directives of the FAA.

         The Seller's liability under this Subclause 12.1 will not extend to normal wear and tear nor to:

         (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or in a manner other than that set forth in Subclause 12.1.7 or otherwise approved by the Seller;


         (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

         (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

         This waiver of the Seller's liability by the Buyer will not apply in the cases of Subclause 12.1.10 (i) and Subclause 12.1.10 (ii) above if the Buyer submits reasonable evidence that the defect did not arise from nor was contributed to by either of said cases.

12.2     SELLER SERVICE LIFE POLICY

         In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 will apply.

12.2.1   Definitions

         For the purposes of this Subclause 12.2, the following definitions will apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit G hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.2.


12.2.1.2 "Failure" means any breakage of, or defect in, an Item that has occurred, that can reasonably be expected to occur on a repetitive or fleetwide basis, and that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

12.2.2   Periods and Seller's Undertaking

         Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within *** years after the delivery of said Aircraft to the Buyer, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation in the cost as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or,

12.2.2.2 replace such Item.

12.2.3   Seller's Participation in the Cost

         Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                 C  (N  -  T)
           P =   -------------
                       N
           where

           P:     financial participation of the Seller,

           C: the Seller's then current sales price for the required Item or required Seller designed parts,

           T: total time in months, at time of Failure, since delivery of the particular Aircraft in which the Item subject to such Failure was originally installed,

           N:     *** months.

12.2.4     General Conditions and Limitations

12.2.4.1 Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 will not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

           (i) The Buyer will maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

           (ii) The Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded, if the failure to so inform the Seller materially prejudices the Seller's position.

           (iii) The conditions of Subclause 12.1.10 will have been complied with.

           (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer's operational requirements and will be carried out at the Buyer's expense. Reports relating thereto will be regularly furnished to the Seller.

           (v) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within *** days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4   In the event that the Seller will have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to offer to supply to the Buyer the necessary modification kit free of charge ***. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR
           AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS
           OCCURRING IN THE STATE OF AIRFRAME DESIGN AND
           MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE
           ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR
           REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS
           SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL
           OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY
           VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5     Transferability

           Except as provided in Subclause 19.3, the Buyer's rights under this Subclause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

           Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3       VENDOR WARRANTIES

12.3.1     Seller's Support

           Prior to delivery of the first Aircraft under this Agreement, the Seller will obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties and indemnities against patent infringements for all of the components, equipment, accessories and parts of the Vendors that are installed in an Aircraft at the time of delivery thereof ("Vendor Parts," it being understood that such term will not include the Propulsion Systems, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements). The Seller will also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2     Vendor's Default

12.3.2.1 In the event that any Vendor under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.1 or Clause 13 of this Agreement will apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under Subclause 12.1 ***.

12.3.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subclause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.2 of this Agreement will apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit G hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4       INTERFACE COMMITMENT

12.4.1     Interface Problem

           If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction ***, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any default by the Buyer in performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

           At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2     Seller's Responsibility

           If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1.

12.4.3     Vendor's Responsibility

           If the Seller determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Vendor Component.

12.4.4     Joint Responsibility

           If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action, when reasonably accepted by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5     General

12.4.5.1 All requests under this Subclause 12.4 will be directed both to the Seller and the affected Vendors.

12.4.5.2 Except as specifically set forth in this Subclause 12.4, this Subclause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Subclause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Subclause 22.4.

12.5       EXCLUSIVITY OF WARRANTIES AND
           GENERAL LIMITATIONS OF LIABILITY

           THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

           THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES

           AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

           (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

           (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

           (3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

           (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

           (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;


           (6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY
                  REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

           (7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

           THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6       DUPLICATE REMEDIES

           The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller ***.

UNQUOTE

           In consideration of the assignment and subrogation by AVSA under this Clause 12 in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the following:

           THIS CLAUSE 12 (INCLUDING ITS SUBCLAUSES) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

           NORTHWEST RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT NORTHWEST FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. NORTHWEST HEREBY WAIVES, RELEASES AND

           RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF AVSA AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF NORTHWEST AGAINST AVSA, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

           (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

           (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

           (3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

           (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

           (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

           (6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY
                  REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

           (7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

           THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

           The remedies provided to Northwest under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. Northwest will be entitled to the remedy that provides the maximum benefit to it, as Northwest may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that Northwest will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. Northwest's rights and remedies herein for the nonperformance of any obligations or liabilities of AVSA arising under these warranties will be in monetary damages limited to the amount Northwest expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and Northwest will not have any right to require specific performance by AVSA ***.

12.7       NEGOTIATED AGREEMENT

           Northwest and AVSA agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in Subclause 12.5 and following Subclause 12.6.

13 -       PATENT INDEMNITY

           AVSA, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Patent Indemnity from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. AVSA hereby assigns to Northwest, and Northwest hereby accepts, all of the rights and obligations of AVSA in its capacity as "Buyer" as aforesaid under the said Patent Indemnity and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned without the prior written consent of Northwest. Capitalized terms utilized in the following quoted provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

13.1       Scope

           The Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft):

           (1) to the extent of *** thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of

                  (a)      any British, French, German, Spanish or US patent, or

                  (b) any patent issued under the laws of any other country in which Northwest may lawfully operate the Aircraft, provided that:

                           (i) from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and is fully entitled to all benefits of Article 27 thereof, or in the alternative,

                           (ii)     from such time of design and until
                                    infringement claims are resolved, such
                                    country and the flag country of the Aircraft is each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (known as the "Paris Convention").

           (2) to the extent of *** thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of any patent issued under the laws of any country not covered by (1) above in which the Buyer is from time to time lawfully operating the Aircraft.

           The Seller's undertaking under this Clause 13 will not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2       Seller's Action

           Should the Buyer be enjoined from using any part of an Aircraft by reason of infringement of a patent covered by Subclause 13.1, the Seller will, at its option and expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3       Seller's Obligation

           The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer's receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller within *** days after receipt by the Buyer of notice of the institution of such suit or receipt of such claim, giving particulars thereof. The Seller will have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it will be entitled at any stage of the proceedings to assume, conduct or control the defense thereof.

           The Seller's obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer's promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer's use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and (iv) the Buyer's not otherwise acting in a manner prejudicial to its or the Seller's defense of the action.

13.4       WAIVER

           THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE

           EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

           In consideration of the assignment and subrogation by AVSA under this Clause 13 in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

           THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF AVSA UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND NORTHWEST HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF AVSA AND RIGHTS, CLAIMS AND REMEDIES OF NORTHWEST AGAINST AVSA, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A

           WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

14 -       TECHNICAL PUBLICATIONS

           Technical publications will be supplied to Northwest pursuant to Clause 2 of the A319 Product Support Agreement.

15 -       FIELD ASSISTANCE

           Field services will be provided to Northwest pursuant to Clause 3 of the A319 Product Support Agreement.

16 -       TRAINING

           Training and training aids will be provided to Northwest pursuant to Clause 4 of the A319 Product Support Agreement.

17 -       VENDORS' PRODUCT SUPPORT

17.1       Vendor Product Support Agreements

17.1.1 AVSA has obtained product support agreements transferable to Northwest from Vendors of Seller Furnished Equipment listed in the Specification ("Product Support Agreements").

17.1.2 These Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements with respect to warranties and guarantees (copies of which have been provided to Northwest).

17.2       Vendor Compliance

           AVSA will monitor Vendor compliance with support commitments defined in the Product Support Agreements and will take remedial action together with Northwest if requested by Northwest in writing.

17.3       Vendor Part Repair Stations

17.3.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.

17.3.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

           Vendor Parts that have to be repaired outside North America will be sent by Northwest to ***. All such Vendor Parts will be returned to Northwest with all applicable FAA tagging.

17.3.3 AVSA will support Northwest in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements manual) to be offered to Northwest.

18 -       BUYER FURNISHED EQUIPMENT AND DATA

18.1       Installation and Delivery

18.1.1 Without additional charge, and in accordance with the Specification, AVSA will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 AVSA will cause the Manufacturer to advise Northwest of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer reasonably requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and Northwest will furnish such detailed description and information by the dates so specified. Such dimensions and weights will not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3 AVSA will also cause the Manufacturer to furnish in sufficient time to Northwest a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. Northwest will furnish such equipment to the Manufacturer at such locations by such dates. Northwest, at its own expense, will also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when reasonably requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2       Specification and Airworthiness Approvals

           Northwest warrants that all Buyer Furnished Equipment (other than Buyer Furnished Equipment manufactured by the Manufacturer) will meet the requirements of the Specification, will comply with applicable LBA and FAA regulations and will be approved by the LBA and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. AVSA will bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain LBA and FAA approval, unless such work is due to an Aircraft Interface Problem, mishandling or excessive use on the part of AVSA or the Manufacturer.

18.3       Delay and Nonperformance

           Any delay or failure in complying with the warranty in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the LBA or FAA regulations will be the responsibility of Northwest, to the extent that such delay or failure will in turn,

           (i) delay the performance of any act to be performed by or on behalf of AVSA or the Manufacturer, or

           (ii) cause the Final Contract Price of the Aircraft to be increased by the amount of AVSA's additional reasonable and substantiated costs, if any, attributable to such delay or failure by Northwest, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, and any resulting cost will be borne by Northwest.

           Further, in any such event, AVSA shall give written notice to Northwest and, unless Northwest has cured such noncompliance within *** Working Days after such notice, AVSA may elect to take any of the actions set forth below in Subclauses 18.3.2, 18.3.3 or 18.3.4.

18.3.2 At Northwest's request, AVSA will be entitled to cause the Manufacturer to purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft will be increased by the purchase price of such Buyer Furnished Equipment plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than *** days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the LBA or the FAA within *** days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of Subclause 2.3, AVSA will be entitled to deliver the affected Aircraft where it is then located with no obligation to install such Buyer Furnished Equipment. Upon such delivery AVSA will be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4 If (i) the Buyer Furnished Equipment is delayed by more than *** days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the LBA or the FAA within *** days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then AVSA will be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. Northwest may also elect to have the Aircraft so delivered, whereupon AVSA will be relieved of all obligations to install such Buyer Furnished Equipment.

18.4 Any Buyer Furnished Equipment installed on an Aircraft and subsequently removed due to the fault of Northwest will be removed at Northwest's expense.

18.5       Tax-Free Zones

           Northwest will cause all Buyer Furnished Equipment to be delivered at its own expense to the following address, unless AVSA notifies Northwest otherwise in writing.

           For all Buyer Furnished Equipment

                  DAIMLER-BENZ AEROSPACE AIRBUS GmbH
                  Division Hamburger Flugzeugbau
                  Kreetslag 10
                  21129 HAMBURG
                  GERMANY

18.6       Risk of Loss

           Title to and risk of loss of Buyer Furnished Equipment will at all times remain with Northwest. When Buyer Furnished Equipment is in the possession of AVSA, AVSA will have only such responsibility therefor as is chargeable by law to a bailee for hire, but will not be liable for loss of use. ***.

18.7       AVSA-Supplied Buyer Furnished Equipment

           If Northwest requests AVSA to cause the Manufacturer to supply directly certain items that are considered Buyer Furnished Equipment pursuant to the Specification, and if compliance with such request by AVSA and the Manufacturer in their judgment will not affect the delivery date of an Aircraft referred to in Clause 9, then AVSA will order such items subject to the execution of an SCN reflecting the effect on price and any other items and conditions of this Agreement. In such a case, AVSA will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of product support commitments assumed by the Vendor of such Buyer Furnished Equipment. The provisions of Subclauses 18.2 and 18.3 will apply to Buyer Furnished Equipment covered under this Subclause 18.7 except in the event of any delay in approval or delivery of such Buyer Furnished Equipment attributable to the action of AVSA, the Manufacturer or the Associated Contractor.

19 -       ASSIGNMENT

19.1       Successors and Assigns

           Subject to the provisions of this Clause 19, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement and/or the rights of either party hereunder will not be assigned or transferred in any manner whatsoever, in whole or in part, by either party without the prior written consent of the other party, such consent not to be unreasonably withheld by AVSA in the case of any assignment by Northwest of its rights hereunder to one or more institutions providing financing for the purchase of particular Aircraft by Northwest hereunder with respect to such Aircraft and to the extent reasonably required to effect such financing, so long as the duties and obligations of AVSA hereunder are not changed and Northwest remains primarily and directly liable for all obligations of the "Buyer" hereunder. Notwithstanding the foregoing, Northwest may assign its rights hereunder to any Affiliate of Northwest without the prior written consent of AVSA if prior to or concurrently with such assignment (x) Northwest executes and delivers to AVSA an instrument in writing confirming to AVSA that Northwest remains liable for all obligations, liabilities and responsibilities of the "Buyer" hereunder and (y) such Affiliate executes and delivers to AVSA an instrument in writing confirming to AVSA that such Affiliate assumes all obligations, liabilities and responsibilities of the "Buyer" hereunder and agrees that it will remain an Affiliate of Northwest so long as any Aircraft subject to such assignment remains to be delivered hereunder.

           Notwithstanding the definition of Affiliate, for the exclusive purpose of this Subclause 19.1, the term "Affiliate" shall include any person or entity in connection with joint venture operations between Northwest and KLM Royal Dutch Airlines "KLM".

           Notwithstanding anything herein to the contrary, AVSA may at any time without Northwest's consent, assign any of its rights to receive money and any of its duties to effect the sale and delivery of any Aircraft or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractor, ASCO or to any Affiliate of the Seller, the Manufacturer or any Associated Contractor ***.

19.2       AVSA's Designations

           AVSA may at any time by notice to Northwest designate particular facilities or particular personnel of the Manufacturer, ASCO, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement will be performed. AVSA may also designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of AVSA for providing to Northwest all or any of the services described in this Agreement. ***.

19.3       Assignment in Case of Resale or Lease

           In the event of the resale or lease of any Aircraft by Northwest following delivery thereof to Northwest, and subject to the delivery to AVSA of reasonable financial guarantees and protections and other terms as AVSA may reasonably require, Northwest's rights with respect to such Aircraft solely under Clauses 12, 13 and 17 and this Subclause 19.3 of this Agreement, will inure to the benefit of such purchaser or lessee, as the case may be. Northwest will furnish to AVSA a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and will comply with all applicable terms, conditions and limitations of this Agreement. No assignment under this Subclause
           19.3 shall be deemed to increase AVSA's obligations.

20 -       DATA RETRIEVAL

           On AVSA's reasonable request, Northwest will provide AVSA with all the necessary data, as customarily compiled by Northwest and pertaining to the operation of the Aircraft, to assist AVSA in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

21 -       TERMINATION FOR CERTAIN EVENTS

21.1 Any of the following will be considered a material breach of Northwest's or AVSA's obligations under this Agreement ("Material Breach"):

           (1) AVSA, Northwest or any other party will commence any case, proceeding or other action with respect to AVSA or Northwest in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed within sixty (60) days.

           (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for AVSA or Northwest for all or substantially all of its assets and such action is not stayed or dismissed within sixty (60) days, or AVSA or Northwest makes a general assignment for the benefit of its creditors.

           (3) An action is commenced against AVSA or Northwest seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets and such action is not dismissed within sixty (60) days.

           (4) AVSA or Northwest is generally unable to pay its debts as they come due.

           (5) There is a liquidation, winding up or analogous event with respect to Northwest or AVSA.

           (6) Northwest fails to make any Predelivery Payment required to be made pursuant to this Agreement when such payment comes due or fails to make payment of all or part of the Final Contract Price required to be made pursuant to Subclause 6.3 of this Agreement.

           (7) Northwest defaults on any payment of principal or interest on any indebtedness or in the payment of any guarantee obligation, to AVSA or any of its Affiliates.

           (8) Northwest defaults on any payment of any lease obligation to AVSA or any of its Affiliates relating to any Aircraft.

           (9) Northwest defaults in its obligation to take delivery of an Aircraft, or AVSA defaults in its obligation to deliver an Aircraft as provided in this Agreement.

           (10) Northwest or AVSA, or any of AVSA's affiliates, defaults in any material respect in the observance or performance of any other material covenant or undertaking contained in this Agreement, and such default continues beyond the applicable grace period (if any).

           (11) AVSA or any of its Affiliates defaults in any material respect in the observance or performance of any material covenant or undertaking in the A319 Product Support Agreement, and such default continues beyond the applicable grace period (if any).

21.2 In the event of any Material Breach by either party, the other party will at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance under the Agreement, (ii) in the case of AVSA, reschedule the delivery dates for Aircraft or for other goods and services, (iii) terminate this Agreement with respect to any or all Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination, (iv) in the case of AVSA, retain, as part of the damages for breach and not as a penalty, an amount equal to all Predelivery Payments and all other payments made theretofore under this Agreement, and ***.

22 -       MISCELLANEOUS PROVISIONS

22.1       Notices

           All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile or other electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent, will be deemed to be the effective date of such notice or request.

           AVSA will be addressed at:

           2, rond-point Maurice Bellonte
           31700 BLAGNAC  FRANCE
           Attention:  Director - Contracts
           Telephone:      33 561 30 40 12
           Facsimile:      33 561 30 40 11

           Northwest will be addressed at:

           Northwest Airlines, Inc.
           5101 Northwest Drive
           St. Paul, MN  55111

           Courier:

           Northwest Airlines, Inc.
           2700 Lone Oak Parkway
           Eagan, MN  55121
           Telephone:  (612) 727-4882
           Facsimile:   (612) 726-0665

           From time to time, the party receiving the notice or request may designate another address or another person.

22.2       Waiver

           The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3       INTERPRETATION AND LAW

           THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.4       Confidentiality

           Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, Northwest will use reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by Northwest with any governmental agency and will make such applications as will be necessary to implement the foregoing. AVSA agrees to provide to Northwest, no less than fifteen
           (15) Working Days prior to the date by which Northwest is required to make any such filing, provided however that Northwest shall have given AVSA a minimum of thirty (30) days notice, a redacted version of this Agreement. Northwest agrees to use such redacted version for filing of this Agreement with the Securities and Exchange Commission, and Northwest's filing will include a request for confidential treatment of this Agreement. Northwest and AVSA will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 will survive any termination of this Agreement.

22.5       Severability

           In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.6       Alterations to Contract

           This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain Airbus A319 Memorandum of Understanding dated June 10, 1997 (Reference AVSA 5192.10, between AVSA and Northwest). This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.7       Inconsistencies

           In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit or Letter Agreement attached to this Agreement, in each such case the terms of such Specification, Exhibit or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this Subclause 22.7, the term Agreement will not include the Specification or any other Exhibit or Letter Agreement hereto.

22.8       Language

           All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.9       Headings

           All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10      Counterparts

           This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.11      Opinion of Counsel

           Northwest will, concurrently with the execution of this Agreement, deliver to AVSA an opinion of counsel for Northwest reasonably satisfactory to AVSA and dated as of such date to the effect that (i) the execution, delivery and performance of this Agreement and the A319 Product Support Agreement are within the corporate power of Northwest, and (ii) this Agreement and the A319 Product Support Agreement have been duly executed and delivered by and constitute legal, valid and binding obligations of Northwest enforceable in accordance with their terms.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


AVSA, S.A.R.L.


By:
----------------------------
Title:


NORTHWEST AIRLINES, INC.


By:
----------------------------
Title:

                                                                       EXHIBIT A
                                                                       ---------



The A319 Standard Specification is contained in a separate folder.

                                                                       EXHIBIT B
                                                                       ---------



RFC                  DESCRIPTION OF CUSTOMER OPTIONS

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                                                                       EXHIBIT B
                                                                       ---------


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RFC                  DESCRIPTION OF CUSTOMER OPTION
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                                                                       EXHIBIT B
                                                                       ---------



RFC                  DESCRIPTION OF CUSTOMER OPTION
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                                                                      EXHIBIT  B
                                                                      -------  -



RFC                  DESCRIPTION OF CUSTOMER OPTION
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                                                                       EXHIBIT C
                                                                       ---------


                                    SCN FORM
                                    --------

                                                                       EXHIBIT D
                                                                       ---------


                         AIRFRAME PRICE REVISION FORMULA


l.       BASE PRICE

         The Base Price of the Airframe, and Nacelles and Thrust Reversers, is as quoted in Paragraph 4 of this Agreement.

2.       BASE PERIOD

         The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December 1996/January 1997/February 1997 and corresponding to theoretical delivery conditions prevailing in January 1998, as defined by ECIb and ICb forecast index values indicated in Paragraph 4 of this Exhibit D.

         The Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D.

         ECIb and ICb index values indicated in Paragraph 4 of this Exhibit D will not be subject to any revision of these indexes after execution of the definitive documentation.

3.       REFERENCE INDEXES

         Labor Index: "Aircraft Manufacturing," Standard Industrial Classification 3721 (hereinafter referred to as "ECI-SIC-3721W"), published quarterly by the US Department of Labor, Bureau of Labor Statistics, in "News" (Table 6: WAGES AND SALARIES: Employment Cost Index for wages and salaries only, private industry workers, by industry and occupational group"). (Base month and year June 1989 = 100.)

         Material Index: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

4.       REVISION FORMULA

         Pn       =        (Pb + F) (0.75 ECIn/ECIb + 0.25 ICn/ICb)

         Where

        Pn     = Revised Base Price of the Airframe at delivery of the Aircraft.

        Pb     = Base Price of the Airframe (including Nacelles and Thrust
                 Reversers, if applicable) at economic conditions December 1996/January 1997/February 1997 averaged (January 1998 delivery conditions).

        F      = (0.005 x N x Pb) Where N = The calendar year of delivery of the
                 Aircraft minus 1998.

        ECIn   = The arithmetic average of the latest published values available at the date of A319 Aircraft delivery for ECI-SIC-3721W for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft (1 decimal), where the quarterly value for the third month of a quarter (March, June, September and December) will be deemed to apply for the two preceding months.

        ECIb   = ECI-SIC-3721W for December 1996/January 1997/February 1997
                 averaged (= 131.6).

        ICn    = The arithmetic average of the latest published values available at the date of A319 Aircraft delivery for the IC-Index for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft (l decimal).

        ICb    = IC-Index for December 1996/January 1997/February 1997 averaged
                 (= 126.4).

        In determining the Revised Base Price at delivery of the Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

        After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1      Substitution of Indexes

         In the event that:

        (i) the US Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereinabove, or

        (ii) the US Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereinabove, or

        (iii) the data samples used to calculate any of the indexes referred to hereinabove are substantially changed,

         the most nearly comparable index published by a recognized financial institution, financial publication or university shall be used as a substitute index.

         Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the price revision formula will be adjusted for the successive utilization of the original index and of the substitute index.

5.2      Final Index Values

         The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.

                                                                       EXHIBIT E
                                                                       ---------

                       POWERPLANTS PRICE REVISION FORMULA

l.       REFERENCE PRICE

The Reference Price of a set of two (2) CFM International CFM 56-5A4 engines and additional equipment is as quoted in Subclause 4.1.2.1(i) of this Agreement.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

The above Reference Price has been established in accordance with the economic conditions prevailing in September 1990 (March 1991 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 126.54.

3.       REFERENCE INDEXES

Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15:
Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

Material Index (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor n "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

4.       REVISION FORMULA

         Pn   =   Pb x CPIn
                       -----
                      126.54

Where

        Pn     = Revised Reference Price of a set of two (2) engines at delivery of the A319 Aircraft.

        Pb     = Reference Price as defined above.

        CPIn   = Composite Price Index for the sixth month prior to the month of delivery of the A319 Aircraft.

               Said Composite Price Index is composed as follows:

        CPIn   = 0.55 (HEn x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                       ---
                      (11.16)

Where

         HEn   = HE SIC 3724 for the sixth month prior to the month of delivery of the A319 Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

         ICn   = IC-Index for the sixth month prior to the month of delivery of the A319 Aircraft.

         MMPn = MMP-Index for the sixth month prior to the month of delivery of the A319 Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

         EPn   = EP-Index for the sixth month prior to the month of delivery of the A319 Aircraft.

         The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure shall be raised to the next higher figure.

         The final factor shall be rounded to the nearest thousandth (3 decimals).

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the A319 Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E or discontinues any of these indexes, AVSA shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the A319 Aircraft.

5.5 The Revised Reference Price at delivery of the A319 Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit E.

                                                                       EXHIBIT F
                                                                       ---------


                            CERTIFICATE OF ACCEPTANCE


In accordance with the terms of that certain Airbus A319 Purchase Agreement (the "Purchase Agreement") dated as of September 19, 1997 between AVSA, S.A.R.L. ("AVSA") and NORTHWEST AIRLINES, INC. ("NWA"), the acceptance inspection relating to the AIRBUS A319 aircraft (the "Aircraft"),
manufacturer's serial no.    , FAA Registration No.    , with two (2)
CFM56-5A4 series propulsion systems installed thereon, serial nos.
(position #1) and    (position #2) has taken place at Hamburg, Germany, on
the      day of      ,   .

In view of said inspection having been carried out with satisfactory results, NWA hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance shall not impair the rights of NWA that derive from the warranties relating to the Aircraft set forth in the Purchase Agreement.

NWA specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                         RECEIPT AND ACCEPTANCE OF THE
                         ABOVE-DESCRIBED AIRCRAFT
                         ACKNOWLEDGED


                         NORTHWEST AIRLINES, INC.



                         By:
                            ---------------------------------

                         Title:
                               ------------------------------

                                                                       EXHIBIT G
                                                                       ---------


                           SELLER SERVICE LIFE POLICY


1.            The Items covered by the Service Life Policy pursuant to Subclause
              12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2.            WINGS - CENTER AND OUTER WING BOX

2.1           Spars

2.2           Ribs Inside the Wing Box

2.3           Upper and Lower Panels of the Wing Box

2.4           Fittings

2.4.1         Attachment fittings for the flap structure

2.4.2         Attachment fittings for the engine pylons

2.4.3         Attachment fittings for the main landing gear

2.4.4         Attachment fittings for the center wing box

2.5           Auxiliary Support Structure

2.5.1         For the slats:

2.5.1.1       Ribs supporting the track rollers on wing box structure

2.5.1.2       Ribs supporting the actuators on wing box structure

2.5.2         For the ailerons:

2.5.2.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2       Actuator fittings on wing box rear spar or shroud box


2.5.3         For airbrakes, spoilers, lift dumpers:

2.5.3.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2       Actuator fittings on wing box rear spar or shroud box

3.            FUSELAGE

3.1           Fuselage Structure

3.1.1         Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and centre wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5         Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8         Keel beam structure

3.2           Fittings

3.2.1         Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.            STABILIZERS

4.1           Horizontal Stabilizer Main Structural Box

4.1.1         Spars

4.1.2         Ribs

4.1.3         Upper and lower skins and stringers

4.1.4         Attachment fittings to fuselage and trim screw actuator

4.1.5         Elevator support structure

4.1.5.1       Hinge bracket

4.1.5.2       Servocontrol attachment brackets

4.2           Vertical Stabilizer Main Structural Box

4.2.1         Spars

4.2.2         Ribs

4.2.3         Skins and stringers

4.2.4         Attachment fittings to fuselage

4.2.5         Rudder support structure

4.2.5.1       Hinge brackets

4.2.5.2       Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                             LETTER AGREEMENT NO. 1


                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

              Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

              Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.            CREDIT MEMORANDA

1.1 AVSA will provide to Northwest upon delivery of each A319 Aircraft the credit memoranda listed below in Subparagraphs 1.1(i) to 1.1(viii), inclusive. Hereinafter, the *** are collectively referred to as the "AVSA Credit Memoranda."

         (i)    ***

         (ii)   ***
         (iii)  ***

         (iv)   ***

         (v)    ***

         (vi)   ***

         (vii)  ***

         (viii) ***

1.2 The AVSA Credit Memoranda have been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

1.3 Except as otherwise provided in Paragraph 2 of this Letter Agreement, the AVSA Credit Memoranda will, in each case and at Northwest's option, be

         (i) applied by AVSA against the Final Contract Price of each Aircraft ***, the AVSA Credit Memoranda (excluding any portion thereof applied pursuant to Subparagraph 1.3 (ii) of this Letter Agreement) will be deemed to be applied to the Final Contract Price of such Aircraft),

        (ii)  used by Northwest for the purposes specified ***.

        (iii) used by Northwest for the purchase of goods and services from AVSA or any of its Affiliates.

2.       FLIGHT TRAINING SUPPORT

2.1      ***

2.2      Additional Flight Training Arrangements

2.2.1 Northwest or its Affiliate may purchase from AVSA or its Affiliates additional flight training equipment and data package upgrades. A list of such training equipment and services and associated prices is included in Appendix 1 hereto.

2.2.2 In the event Northwest or its Affiliate order such flight training equipment or data package upgrades from AVSA or its Affiliates, AVSA agrees to the following payment by Northwest for such flight training equipment and data package upgrades, up to a total value of ***:


         *** in flight training equipment and data package upgrade value, in accordance with Appendix 1 hereto, Northwest will

         (i) pay to AVSA or its Affiliates ***, and, in addition,

         (ii)     provide AVSA or its Affiliates or cause to be provided ***.

2.2.3    ***

2.2.4    ***

2.3      Training Service Agreement

         AVSA or its Affiliates and Northwest or its Affiliate will enter into a separate training agreement covering the different training services that Northwest or its Affiliate could provide to AVSA, the Manufacturer, or any of their Affiliates. Under such agreement, neither AVSA, nor the Manufacturer, nor any of their Affiliates will be liable for any training provided to their customers by Northwest or its Affiliate, and Northwest and AVSA, or their respective Affiliates, will agree on appropriate provisions prior to execution of such training agreement.

         ***

3.       ***

3.1      AVSA will provide, or cause to be provided, ***.

3.2      AVSA will arrange for the delivery of the ***.

4.       CERTAIN AIRCRAFT EQUIPMENT SUPPORT

4.1      ***

         AVSA will provide, ***.

4.2      ***

         Should Northwest elect to install ***.

5.       JOINT PROMOTION

5.1 For the promotion of the Aircraft in Northwest's fleet, AVSA will provide to Northwest ***.

5.2      ***

6.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                           Very truly yours,

                                           AVSA, S.A.R.L.


                                           By:
                                              ---------------------------


                                           Its:
                                               --------------------------


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:
   -------------------------

Its:
   -------------------------

                                                                      APPENDIX 1
                                                                      ----------

                 FLIGHT TRAINING EQUIPMENT / DATA PACKGE PRICES

The amounts in this table are quoted in US dollars in January 1997 delivery conditions and will be multiplied by a factor of *** to provide for a price revision from January 1997 to January 1998. Thereafter, the amounts will be revised annually in January in accordance with the Airframe Price Revision Formula.

                                                                                                Total Amount
-------------------------------------------------------------------------------------------------------------
1A) Upgrade / Update of Northwest's three (3) existing A320 data *** package licenses (not including the A319 version, CFM only engines simulated)
         --------------
-------------------------------------------------------------------------------------------------------------
1B)      Upgrade / Update of Northwest's three (3) existing A320 data                           ***
package licenses
(not including the A319 version, CFM and IAE engines simulated)
 -------------                       ---
(i)      for the first upgrade
(ii)     for the second upgrade
(iii)    for the third upgrade
-------------------------------------------------------------------------------------------------------------
1C)      Upgrade / Update of Northwest's three (3) existing A320 data                           ***
package licenses
(including the A319 version, CFM and IAE engines simulated)
----------                       ---
(i)      for the first upgrade
(ii)     for the second upgrade
(iii)    for the third upgrade
-------------------------------------------------------------------------------------------------------------
2) Supply of one (1) new A320 customized data package, covering *** CFM engines only, applicable to FTD level 7 or additional Northwest full-flight simulators
(price per unit)
-------------------------------------------------------------------------------------------------------------
***                                                                                             ***
-------------------------------------------------------------------------------------------------------------
***                                                                                             ***
-------------------------------------------------------------------------------------------------------------
***                                                                                             ***
-------------------------------------------------------------------------------------------------------------
***                                                                                             ***
-------------------------------------------------------------------------------------------------------------

                             LETTER AGREEMENT NO. 2


                                                        As of September 19, 1997

Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:      OPTION AIRCRAFT AND ORDER FLEXIBILITY

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       ADDITIONAL DEFINITIONS

         For the purpose of this Letter Agreement only, the term "Available Delivery Position(s)" in the singular or plural shall mean any delivery positions ***, it being understood that such Available Delivery Positions will be subject to *** Available Delivery Positions pursuant to the provisions of this Letter Agreement.

         Notwithstanding the foregoing, all Option Aircraft delivery dates pursuant to Subparagraph 2.5, and all Roll-Over Option Aircraft Delivery Dates, shall ***.

2.       OPTION AIRCRAFT

2.1      Option to Firmly Order

         Northwest shall have the right to firmly order up to one hundred (100) additional Airbus single-aisle aircraft together with all components, equipment, parts and accessories installed in or on such aircraft and the propulsion systems installed thereon upon delivery in accordance with this Paragraph 2.

2.2      Option Aircraft Type

2.2.1 Option Aircraft are designated either an Airbus Industrie A319-100 model aircraft (the "A319 Option Aircraft") or an Airbus Industrie A320-200 model aircraft (the "A320 Option Aircraft") in accordance with Subparagraph 2.5 below.

2.2.2 The airframe specification of the A319 Option Aircraft shall be as set forth in Subclause 2.2 of the Agreement and the powerplants shall be those defined in Clause 1 of the Agreement as Propulsion Systems.

2.2.3 The airframe specification of the A320 Option Aircraft shall be as set forth in Subparagraph 2.7.1 herein and the powerplants shall be those defined in Subparagraph 2.7.2 herein.

2.3      Option Exercise

         The option to firmly order an Option Aircraft shall be exercised by Northwest's written notice to AVSA given no later than *** months prior to the scheduled month of delivery of such Option Aircraft in accordance with the Option Aircraft Delivery Schedule set out in Subparagraph 2.5 below ( the "Option Exercise"). Each Option Exercise shall only become effective upon AVSA's receipt from Northwest of the payments referenced in Subparagraph 2.4 below.

2.4      Option Fee and Predelivery Payment

2.4.1 Upon each Option Exercise, Northwest will pay to AVSA a nonrefundable option fee of US$ *** per Option Aircraft for which Northwest has exercised its option to firmly order such Option Aircraft (the "Option Fee"). ***.

2.4.2    ***

2.4.3 In the event that Northwest fails to (i) invoke an Option Exercise in accordance with the provisions of Subparagraph 2.3 above and (ii) pay to AVSA the corresponding Option Fee and (iii) ***, Northwest's right to purchase such Option Aircraft shall expire, and AVSA will have no further obligation under this Letter Agreement or the Agreement with respect to such Option Aircraft.

2.5      Delivery

         The Option Aircraft for which Northwest has effected an Option Exercise will be delivered in Hamburg, Germany (in the case of A319 Option Aircraft) or Toulouse, France (in the case of A320 Option Aircraft) according to the following schedule (the "Option Aircraft Delivery Schedule"):

   Option Aircraft         Month/Year of Delivery                 Option Aircraft       Month/Year of Delivery
   ---------------         ----------------------                 ---------------       ----------------------
       No./Type                                                      No./Type
       --------                                                      --------
       1 / ***           January 2000                                26 / ***         ***
       2 / ***           ***                                         27 / ***         ***
       3 / ***           ***                                         28 / ***         ***
       4 / ***           ***                                         29 / ***         ***
       5 / ***           ***                                         30 / ***         ***
       6 / ***           ***                                         31 / ***         ***
       7 / ***           ***                                         32 / ***         ***
       8 / ***           ***                                         33 / ***         ***
       9 / ***           ***                                         34 / ***         ***
       10 / ***          ***                                         35 / ***         ***
       11 / ***          ***                                         36 / ***         ***
       12 / ***          ***                                         37 / ***         ***
       13 / ***          ***                                         38 / ***         ***
       14 / ***          ***                                         39 / ***         ***
       15 / ***          ***                                         40 / ***         ***
       16 / ***          ***                                         41 / ***         ***
       17 / ***          ***                                         42 / ***         ***
       18 / ***          ***                                         43 / ***         ***
       19 / ***          ***                                         44 / ***         ***
       20 / ***          ***                                         45 / ***         ***
       21 / ***          ***                                         46 / ***         ***
       22 / ***          ***                                         47 / ***         ***
       23 / ***          ***                                         48 / ***         ***
       24 / ***          ***                                         49 / ***         ***
       25 / ***          ***                                         50 / ***         ***

2.6      Roll-Over Options

2.6.1 Upon each Option Exercise with respect to an A319 Option Aircraft, AVSA shall grant Northwest the option to purchase an additional Airbus Industrie A319-100 model aircraft (the "A319 Roll-Over Option Aircraft"). Further, upon each Option Exercise with respect to an A320 Option Aircraft, AVSA shall grant Northwest the option to purchase an additional Airbus Industrie A320-200 model aircraft (the "A320 Roll-Over Option Aircraft"). The terms and conditions of this Letter Agreement with respect to the A319 Option Aircraft shall apply to the A319 Roll-Over Option Aircraft, and the terms and conditions of this Letter Agreement with respect to A320 Option Aircraft shall apply to the A320 Roll-Over Option Aircraft, unless otherwise specified herein, including, but not limited to, the provisions of Subparagraphs 2.3 and
         2.4 above. For the purposes of this Letter Agreement, the terms A319 Roll-Over Option Aircraft and A320 Roll-Over Option Aircraft are collectively referred to as the "Roll-Over Option Aircraft."

2.6.2 Upon each Option Exercise, AVSA shall notify Northwest in writing of the delivery date for the Roll-Over Option Aircraft (the "Roll-Over Option Aircraft Delivery Date"). The Roll-Over Option Aircraft Delivery Date shall be added to the end of the then-existing Option Aircraft Delivery Schedule (but in no event will ***, unless otherwise agreed between AVSA and Northwest), and shall be deemed to amend the Option Aircraft Delivery Schedule. AVSA shall undertake ***.

2.7      A320 Option Aircraft Matters

         The term "A320 Aircraft" shall be defined as any and all of the A320 Option Aircraft, the A320 Roll-Over Option Aircraft, and any A320 Aircraft converted from an A319 Aircraft under the terms of this Letter Agreement.

2.7.1    Airframe Configuration

         The A320 Aircraft will be manufactured in accordance with the A320-200 Standard Specification, Document No. D.000.02000, Issue 4, dated March 30, 1995. A copy of such A320-200 Standard Specification is annexed hereto as Appendix 1 to this Letter Agreement. Such A320-200 Standard Specification will be amended by the SCNs set forth in Appendix 2 hereto.

2.7.2    Powerplants

         The A320 Aircraft will be delivered with two (2) CFM56-5A1 Powerplants each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 22), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by CFMI International, and a nacelle and thrust reverser for each such powerplant (the "A320 Propulsion System").

2.7.3    A320 Aircraft Price

         The base prices and purchase incentives for the A320 Aircraft shall be as set forth in Appendix 3 to this Letter Agreement.

3.       APPLICABILITY OF PURCHASE AGREEMENT PROVISIONS

3.1 When firmly ordered, each A319 Option Aircraft and each A319 Roll-Over Option Aircraft (and each A319 Aircraft converted from an A320 Option Aircraft or from an A320 Roll-Over Option Aircraft) shall be an Aircraft for the purposes of the provisions of Clauses 1 through 22 of the Agreement and the provisions of Letter Agreements Nos. 1 (re:
         Purchase Incentives), 3 (re: Predelivery Payments), 4 (re: Aircraft Customization), 5 ***, 6 (re: A319-100 Guarantees), and 11 (re:
         Miscellaneous Matters) to the Agreement, except as provided for in Subparagraph 3.2 hereof. ***.

3.2 It is understood that with respect to A319 Aircraft, the Powerplant prices cited in Subclause 4.1 of the Agreement and the price revision formula referred to in Subclause 5.2 of the Agreement concerning the Powerplants and related equipment have been confirmed by CFM International for A319 Aircraft with deliveries on or prior to ***. Thereafter, such prices and price revision formula remain subject to modifications that might be communicated by the Powerplant manufacturer to AVSA, the Manufacturer and/or Northwest.

3.3 When firmly ordered, each A320 Aircraft shall be an Aircraft for the purposes of the applicable provisions of Clauses 1 through 22 of the Agreement, and the provisions of Letter Agreements Nos. 3 (re:
         Predelivery Payments), 4 (re: Aircraft Customization), and 11 (re:
         Miscellaneous Matters) to the Agreement shall apply to the A320
         Aircraft.
         ***.

4.       FLEXIBILITY RIGHTS

4.1      Flexibility Rights and Applicability

         In addition to its offer for Option Aircraft and Roll-Over Option Aircraft, AVSA grants Northwest the following flexibility rights (individually and collectively referred to as "Flexibility Right(s)":

         (i)      "Conversion Right":  Northwest shall have the right to convert

                  (a) *** Firm Aircraft scheduled for delivery commencing with ***, and

                  (b) *** Option Aircraft that has been converted to an Aircraft pursuant to

                           Paragraph 2 herein,

                  into Airbus A319 type aircraft, Airbus A320 type aircraft or Airbus A321 type aircraft (the "Converted Aircraft") under the terms and conditions of this Letter Agreement.

         (ii)     ***

         (iii)    ***

         (iv)     ***

4.2      Irrevocable Exercise of Flexibility Rights

         No Aircraft may be the subject of a successful exercise of a Conversion Right, *** more than once.

4.3      Flexibility Leadtimes

4.3.1 Northwest may notify AVSA of its exercise of one of the Flexibility Rights by written notice (the "Request Notice") delivered to AVSA on or prior to the first day of the month that is *** months prior to the month of scheduled delivery of the Aircraft or Option Aircraft that is subject to such Flexibility Right. ***.

4.3.2    ***

4.4      Flexibility Rights Exercise Procedure

4.4.1 After receipt of Northwest's Request Notice, AVSA will offer within *** business days Available Delivery Positions as follows:

         (i)      with respect to ***.

         (ii)     with respect to ***.

         (iii)    with respect to ***.


         (iv) with respect *** Available Delivery Positions of the nature referred to in the final sentence of Paragraph 1 of this Letter Agreement.

4.4.2 Northwest may request from AVSA in writing (the "Reservation Notice") within *** business days after receipt of AVSA's offer of the Available Delivery Positions ***.

4.4.3 For the *** business days following the receipt by AVSA of Northwest's Reservation Notice,

         (i)      ***, and

         (ii) all Available Delivery Positions ***.

         Should Northwest fail to enter into an amendment to this Agreement reflecting the revised delivery schedule (the "Flexibility Amendment") within *** days after receipt by AVSA from Northwest of the Reservation Notice, then Northwest's ***. AVSA agrees that it will promptly execute each Flexibility Amendment executed by Northwest pursuant to this Paragraph 4 within such *** period.

5.       AVSA'S RESCHEDULING RIGHTS

5.1      AVSA's Rights

         Notwithstanding the provisions of Clause 9 of the Agreement, AVSA and Northwest agree that AVSA shall have the right to request from Northwest the rescheduling of *** delivery dates in accordance with the provisions of this Paragraph 5 ("AVSA's Rescheduling Request"). AVSA's Rescheduling Request will apply to each *** (the "Rescheduled Aircraft") and may be exercised only once with respect to each Rescheduled Aircraft. ***.

5.2      AVSA Rescheduling Request Procedure

         The procedure for AVSA's Rescheduling Request shall be consistent with the procedures described in Subparagraph 4.4 above ***.

6.       REVIEW OF DELIVERY POSITION AVAILABILITY

         AVSA agrees to review with Northwest on a quarterly basis all Available Delivery Positions ***.

7.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                     Very truly yours,

                                     AVSA, S.A.R.L.



                                     By:
                                        -----------------------

                                     Its:
                                         ----------------------

Accepted and Agreed

NORTHWEST AIRLINES, INC.




By:
   -----------------------------

Its:
    ----------------------------

                                                                      APPENDIX 1
                                                                      ----------



The A320-200 Standard Specification, Document No. D.000.02000, Issue 4, dated March 30, 1995, is contained in a separate folder.

                                                                      APPENDIX 2
                                                                      ----------

                   LIST OF SCNs APPLICABLE TO THEA320 AIRCRAFT



       RFC                          DESCRIPTION OF CUSTOMER OPTIONS
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                                                                      APPENDIX 2
                                                                      ----------

                  LIST OF SCNs APPLICABLE TO THE A320 AIRCRAFT




       RFC                          DESCRIPTION OF CUSTOMER OPTIONS
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                                                                      APPENDIX 2
                                                                      ----------

                  LIST OF SCNs APPLICABLE TO THE A320 AIRCRAFT



       RFC                          DESCRIPTION OF CUSTOMER OPTIONS
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                                                                      APPENDIX 3
                                                                      ----------


                              A320 AIRCRAFT PRICES

1.       PRICES

         The Base Price of each A320 Aircraft is the sum of:

         (i)      the Base Price of the Airframe as set out in Subparagraph
                  1.2 below, and

         (ii) the Base Price of the A320 Propulsion Systems as set out in Subparagraph 1.3 below.

1.2      Base Price of the Airframe

1.2.1 The Base Price of the Airframe will be the sum of the Base Prices set forth below in (i), (ii) and (iii):

         (i) the Base Price of the Standard A320 Airframe, as defined in the A320-200 Standard Specification set forth in Appendix 1 to this Letter Agreement (excluding Buyer Furnished Equipment, A320 Propulsion Systems and SCNs), at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars -- ***, and

         (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of the Agreement and set forth in Appendix 2 to this Letter Agreement, at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars -- ***, and

         (iii) the Base Price of seats and galleys, at delivery conditions prevailing in January 1998 in the amount of:

                           US$ ***

                           (US dollars -- ***)

1.2.2 The Base Price of the Airframe of each A320 Aircraft will be revised to the actual delivery date of such A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 to the Agreement.

1.2.3    ***

1.3      Base Price of the A320 Propulsion Systems

         The Base Price of the A320 Propulsion Systems is the sum of (i) and
         (ii) below:

         (i)      Base Price of the A320 Powerplants

                  The Base Price of a set of A320 Powerplants and additional standard equipment at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars -- ***).

                  Said Base Price has been calculated with reference to the Reference Price indicated by CFMI International of US$ *** (US dollars -- ***) in accordance with economic conditions prevailing in October 1985 (cpi 108.66).

                  Said Reference Price is subject to adjustment to the date of delivery of the A320 Aircraft in accordance with the Powerplants Price Revision Formula set forth in Appendix 4 to this Letter Agreement.

         (ii)     Base Price of Nacelles and Thrust Reversers

                  The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the A320 Powerplants at delivery conditions prevailing in January 1998, which is:

                           US$ ***

                           (US dollars -- ***).

                  Said Base Price is subject to adjustment to the date of delivery of the A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 to the Agreement.

1.4      Validity of Propulsion Systems Prices

         It is understood that the prices cited above and the price revision formula referred to in Subparagraph 1.3 concerning the A320 Powerplants and related equipment have been confirmed by CFM International for A320 Aircraft with deliveries on or prior to ***. Thereafter, such prices and price revision formula remain subject to modifications that might be communicated by the Powerplant manufacturer to AVSA, the Manufacturer and/or Northwest.

2.       PURCHASE INCENTIVES

2.1 AVSA will provide to Northwest upon delivery of each A320 Aircraft the credit memoranda listed below in Subparagraphs 2.1(i) to 2.1(v), inclusive. Hereinafter, the *** are collectively referred to as the "AVSA A320 Credit Memoranda."

         (i)      ***

         (ii)     ***

         (iii)    ***

         (iv)     *** and

         (v)      ***

2.2 The AVSA A320 Credit Memoranda have been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 to the Agreement.

2.3 The AVSA A320 Credit Memoranda will, in each case and at Northwest's option, be

         (i) applied by AVSA against the Final Contract Price of each A320 Aircraft *** (excluding any portion thereof applied pursuant to Subparagraph 2.3 (ii) of this Appendix) will be deemed to be applied to the Final Contract Price of such Aircraft),

         (ii)     ***, or

         (iii) used by Northwest for the purchase of goods and services from AVSA or any of its Affiliates.

                                                                      APPENDIX 4
                                                                      ----------
                       POWERPLANTS PRICE REVISION FORMULA

1.       REFERENCE PRICE

         The Reference Price of a set of two (2) CFM International CFM 56-5A1 engines and additional equipment is as quoted in Subparagraph 1.3(i) of Appendix 3 to this Letter Agreement.

         This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 4.

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

         The above Reference Price has been established in accordance with the economic conditions prevailing in October 1985 (April 1986 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 108.66

3.       REFERENCE INDEXES

         Labor Index: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data:
         Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

         Material Index (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

         Material Index (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted).
         (Base year 1982 = 100.)

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted).
         (Base year 1982 = 100.)

4.       REVISION FORMULA

         Pn   =   Pb   x   CPIn

                                    108.66

         Where

         Pn       =        Revised Reference Price of a set of two (2) engines
                           at delivery of the A320 Aircraft.

         Pb       =        Reference Price as defined above.

         CPIn     =        Composite Price Index for the sixth month prior to
                           the month of delivery of the A320 Aircraft.

                  Said Composite Price Index is composed as follows:

         CPIn =            0.55 (HEn   x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                                 ---
                                (11.16)

                  Where

                  HEn  =            HE SIC 3724 for the sixth month prior to
                                    the month of delivery of the A320 Aircraft;
                                    the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by
                                    0.55 is rounded to the nearest second
                                    decimal place.

                  ICn  =            IC-Index for the sixth month prior to the
                                    month of delivery of the A320 Aircraft.

                  MMPn = MMP-Index for the sixth month prior to the month of delivery of the A320 Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

                  EPn  =            EP-Index for the sixth month prior to the
                                    month of delivery of the A320 Aircraft.

         The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure shall be raised to the next higher figure.

         The final factor shall be rounded to the nearest thousandth (3 decimals).

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the A320 Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Appendix 4 or discontinues any of these indexes, AVSA shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the A320 Aircraft.

5.5 The Revised Reference Price at delivery of the A320 Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Appendix 4.

                             LETTER AGREEMENT NO. 3




                                                        As of September 19, 1997




Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

           Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

           Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.         PREDELIVERY PAYMENTS

           AVSA hereby agrees to accept and Northwest agrees it will make Predelivery Payments in the manner set forth in this Letter Agreement.

2.         *** PREDELIVERY PAYMENTS

2.1        Firm Aircraft

           Upon execution of the Agreement and this Letter Agreement, ***.

2.2        Option Aircraft

2.2.1 In accordance with Subparagraph 2.4.1 of Letter Agreement No. 2 to the Agreement, Northwest will pay to AVSA an Option Fee upon each Option Exercise.

           ***

2.2.2      ***

2.2.3      In the event that, ***.

2.3        ***

2.3.1      ***

2.3.2      In the event that ***

2.4        ***

3.         ***

3.1 In addition *** in accordance with Paragraph 2.2 hereof, *** Subparagraphs 3.2 and 3.3 below.

3.2        In respect of ***.

3.3        In respect of ***

           (i)    with respect to ***

           (ii)   with respect to ***, and

           (iii)  ***

3.4 Northwest confirms to AVSA that, as of the date hereof, its senior unsecured debt rating (as determined in accordance with the methodology set forth in the definition of "Applicable Eurodollar Margin" in the Credit Agreement dated as of December 15, 1995, as amended and restated as of October 6, 1996, among Northwest and various lending institutions (as attached hereto as Appendix 1) is the following:

           (i)    BB - as quoted by S&P (the "S&P Base Rating"), and,

           (ii) Ba2 as quoted by Moody's (the "Moody's Base Rating," and, together with the S&P Base Rating, collectively referred to as the "Base Ratings").

3.5 Northwest and AVSA agree that, in the event that prior to delivery ***

           (i)    ***

           (ii)   ***

           *** reasonably acceptable to AVSA.

           Further, ***

4.         MISCELLANEOUS

4.1        ***

           (i) a portion of the *** equal to the amount of ***with respect to each Aircraft (and the *** and the aggregate ***, if any, shall be reduced by ***, such reduction to be applied in chronological ***), or, in the event such Aircraft is subject to ***, a portion of the *** equal to the amount set forth in *** as to such Aircraft in the circumstances contemplated in ***, or upon the *** as to such Aircraft in the circumstances contemplated in ***, or

           (ii)   the entire *** upon the *** by Northwest pursuant to ***.

           Such amounts *** to the extent applicable in accordance with any such ***. For the avoidance of doubt, the ***.

4.2        AVSA and Northwest acknowledge that for the purposes of ***, each ***
           (i) upon the as to the Aircraft to which it relates under *** in the circumstances contemplated in such ***, (ii) upon the *** as to the Aircraft to which it relates under *** in the circumstances contemplated in such ***, or (iii) upon the *** by Northwest pursuant to ***.

5.         ASSIGNMENT

           Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

           If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                            Very truly yours,

                                            AVSA, S.A.R.L.


                                            By:  ________________________

                                            Its:     _______________________



Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  ________________________

Its:  ________________________

                                                                      APPENDIX 1
                                                                      ----------

           "Applicable Eurodollar Margin" and "Applicable Commitment Fee Percentage" shall mean, as of any date of determination, the percentage set forth below under the appropriate heading corresponding to the senior unsecured debt rating of the Borrower ***:


--------------------------------------------------------------------------------
                                                                ***    ***
                            Senior Unsecured Debt Rating of
                                      the Borrower
     Level                           (S&P/Moody's)
--------------------------------------------------------------------------------
1                 A- or higher or A3 or higher                  ***    ***
--------------------------------------------------------------------------------
2                 BBB+ or Baa1                                  ***    ***
--------------------------------------------------------------------------------
3                 BBB   or Baa2                                 ***    ***
--------------------------------------------------------------------------------
4                 BBB-  or Baa3                                 ***    ***
--------------------------------------------------------------------------------
5                 BB+    or Ba1                                 ***    ***
--------------------------------------------------------------------------------
6                 BB      or Ba2                                ***    ***
--------------------------------------------------------------------------------
7                 BB-     or Ba3                                ***    ***
--------------------------------------------------------------------------------
8                 lower than BB- or lower than Ba3              ***    ***
--------------------------------------------------------------------------------



           ***, as the case may be.

           In the event either Rating Agency ceases to rate the Borrower's senior unsecured debt for any reason, then the rating of NWA by such Rating Agency with respect to the senior unsecured debt of NWA *** shall be used for purposes of ***, as the case may be.

           Any necessary adjustment in the Applicable Eurodollar Margin or the Applicable Commitment Fee Percentage, as the case may be, pursuant to the terms hereof shall become effective immediately upon any change in a Rating.

                             LETTER AGREEMENT NO. 4


                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  AIRCRAFT CUSTOMIZATION

Dear Ladies and Gentlemen:

           Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

           Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.         AIRCRAFT WEIGHTS

           AVSA will increase the maximum take-off weight ("MTOW") of each Aircraft that is an A319 type Aircraft from 64 metric tonnes as specified in Subclause 2.2 of the Agreement, to *** metric tonnes, subject to the provisions of this Paragraph 1.

           AVSA and Northwest will enter, as soon as feasible following execution of the Agreement, into an SCN applicable to all Firm Aircraft that are A319 type aircraft specifying such MTOW upgrade from 64 metric tonnes to *** metric tonnes (the "MTOW Upgrade SCN"). AVSA will make available the MTOW Upgrade SCN to Northwest at identical terms as provided in Paragraph 1 of this Letter Agreement for each Aircraft, other than Firm Aircraft, that is an A319 Aircraft.

           The price for the MTOW Upgrade SCN for each Aircraft that is an A319 model Aircraft is US *** in January 1998 delivery conditions (dollars), subject to price revision in accordance with the Airframe Price Revision Formula. ***:

a)       ***

b)       ***

c)       ***

2.       ENGINE CONVERSION

2.1      Engine Conversion prior to Delivery

         Should Northwest wish to convert the CFM56-5A4 Powerplants into CFM56-5A5 Powerplants, on any of the A319 type Aircraft not yet delivered to Northwest, then AVSA will perform such conversion, provided that Northwest executes the associated SCN at least *** months prior to the month of delivery of the corresponding A319 Aircraft. Such SCN will identify the price difference of the Powerplants manufacturer's reference prices of the CFM56-5A4 Powerplants and the CFM56-5A5 Powerplants. ***

         Should Northwest request, on an exceptional basis, to convert the Powerplants of the Aircraft within *** prior to the month of delivery of the corresponding A319 Aircraft, then AVSA will provide a quote for such Powerplant change upon Northwest's request.

2.2      Engine Conversion after Delivery

         Should Northwest wish to convert the CFM56-5A4 Powerplants into CFM56-5A5 Powerplants, on A319 type Aircraft already delivered to Northwest pursuant to the Agreement, then AVSA will provide, upon receipt of Northwest's purchase order, the asscociated Service Bulletin at a price of US ***, such price being quoted in January 1998 delivery conditions and to be revised in accordance with the Airframe Price Revision Formula. This Service Bulletin will cover the Airframe related modifications only, including the update of the applicable Aircraft Flight Manual as well as the applicable Airframe data plates. However, any changes in the prices of the Powerplants, and the Powerplant name plates are excluded from this quotation.

3.       CUSTOMIZATION

         The Base Prices of SCNs and seats and galleys as listed in Exhibit B to the Agreement are as stated in Subclauses 4.1.1.1(ii) and (iii) of the Agreement. Such Base Prices are exclusive of Buyer Furnished Equipment.

4.       AVSA FURNISHED EQUIPMENT / BUYER FURNISHED EQUIPMENT

4.1 Exhibit B to the Agreement includes certain BFE that is converted into SFE. Northwest and AVSA will, as soon as feasible after execution of the Agreement, enter into applicable SCN's with respect to those BFE to SFE conversions. ***.

4.2 At Northwest's election and within the leadtimes quoted in Appendix 1 to this Letter Agreement, Northwest may specify that certain Seller Furnished Equipment as listed in Appendix 1 hereto be purchased by Northwest, thus changing such Seller Furnished Equipment into Buyer Furnished Equipment. In the event that Northwest elects to change Seller Furnished Equipment into Buyer Furnished Equipment, AVSA and Northwest will execute an SCN reflecting Northwest's request and specifying the applicable credit amount listed in Appendix 1 hereto (the "SFE to BFE SCN"). Upon execution of the SFE to BFE SCN, AVSA will provide Northwest with a credit as stated in the SFE to BFE SCN for such change (the "SFE to BFE Credit").

4.3 The SFE to BFE Credit has been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

4.4 Upon delivery of each Aircraft, the SFE to BFE Credit will be applied by AVSA against the Final Contract Price of each Aircraft ***.

4.5 AVSA confirms *** for the provision, installation or handling of Seller Furnished Equipment converted to Buyer Furnished Equipment in accordance with this Paragraph 4.

4.6 Unless specified to the contrary herein, the terms of Clause 18 of the Agreement will apply to Seller Furnished Equipment that is converted to Buyer Furnished Equipment pursuant to this Paragraph 4.

4.7 The AVSA-Supplied Buyer Furnished Equipment in the Aircraft Customization as set forth in Exhibit B to the Agreement and in Appendix 3 to Letter Agreement No. 2 are ***.

5.       SPECIFICATION CHANGES

5.1 Pursuant to the terms contained in this Paragraph 5, Northwest may chose to cancel certain SCNs listed in Exhibit B to the Agreement. The SCNs that may be so cancelled and applicable leadtimes for cancellation are listed in Appendix 2 hereto (the "Cancelable SCN(s)").

5.2 In the event that Northwest chooses to cancel the Cancelable SCN(s), Northwest will notify AVSA in writing of such request. Northwest and AVSA will execute an SCN (i) reflecting Northwest's request to eliminate the Cancelable SCN(s) from the Specification and (ii) specifying the applicable credit amount listed in Appendix 2 hereto (the "Cancellation SCN"). Further, upon execution of each Cancellation SCN, AVSA will provide Northwest with a credit for such change as listed in Appendix 2 hereto (the "Cancellation SCN Credit").

5.3 The Cancellation SCN Credit has been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

5.4 Upon delivery of each Aircraft, the Cancellation SCN Credit will be applied by AVSA against the Final Contract Price of each Aircraft ***.

6.       CERTAIN REGULATORY CHANGES

         Should AVSA be required pursuant to Subclause 3.4 of the Agreement to incorporate a change in the Specification of the Aircraft before delivery of an Aircraft to enable Northwest to obtain a Standard Airworthiness Certificate for such Aircraft by reason of the promulgation of any law or regulation applicable to the Aircraft ***.

7.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                         Very truly yours,

                                         AVSA, S.A.R.L.


                                         By:  ________________________

                                         Its:  ________________________



Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  ________________________

Its:  ________________________

                                                                      APPENDIX 1
                                                                      ----------

         SELLER FURNISHED EQUIPMENT TO BUYER FURNISHED EQUIPMENT CREDITS

Notification Leadtime: no later than *** months prior to delivery of the applicable Aircraft.


                                                      Credit Amount
Quantity    Description/Part Number   Vendor/Remarks  (1/98 DC)
--------    -----------------------   --------------  ---------

  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
---------------------------------------------------------------------
  ***         ***                       ***             ***
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              ***                                       ***
---------------------------------------------------------------------


                                                                      APPENDIX 2
                                                                      ----------

                 CREDITS FOR ELIMINATION OF CUSTOMIZATION ITEMS

Notification Leadtime: no later than *** months prior to delivery of the applicable Aircraft


                        Credit
  RFC No.  Title      (1/98 DC)
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------
***         ***         ***
--------------------------------


                             LETTER AGREEMENT NO. 5



                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:      RELIABILITY GUARANTEES

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         AVSA, under its arrangement with the Manufacturer, has negotiated and obtained the following reliability guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. *** Capitalized terms used in the following quoted provisions and not otherwise defined therein shall have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

1.       SCOPE, COMMENCEMENT, DURATION

         The reliability guarantees contained in this Letter Agreement (the "Guarantees") extend to the fleet of Aircraft operated by the Buyer (the "Guaranteed Aircraft"), shall commence with delivery of the first Aircraft and ***.

2.       DEFINITION

2.1      Scheduled Departure

         A "Scheduled Departure" is a departure of a Guaranteed Aircraft as set forth in the Buyer's time table, and any scheduled charter flight of a Guaranteed Aircraft.

2.2      Chargeable Event

         A "Chargeable Event" will be deemed to have occurred when a Guaranteed Aircraft does not leave the gate within one (1) minute after its scheduled departure time for the Northwest delay code reasons listed below, as such delay codes are defined in Northwest Airlines' System Delay Code Bulletin dated December 31, 1996 (the "Codes"). These Codes may be changed during the Term, provided, however, that material changes in the Codes will be mutually agreed between the Buyer and the Seller.

         Included Codes:

         CIM  -  RESET / RECYCLE / EXERCISE COMPONENTS
         DFM  -  DEFERRAL
         EQM  -  EQUIPMENT CHANGE DUE TO MECHANICAL MALFUNCTION
         IRM  -  IRREGULAR ROUTING - MAINTENANCE
         LQM  -  LATE EQUIPMENT - MAINTENANCE
         MPM  -  PLANNED MAINTENANCE ROUTING
         MTM  -  MECHANICAL MALFUNCTION
         NOM  -  MAINTENANCE - CHECKED OK
         PAM  -  PASSENGER ACCOMMODATION - MAINTENANCE (provided that the originating flight was an A319 aircraft)
         PCM  -  LATE MAINTENANCE - PASSENGER
         PRM  -  PART(S) ROBBED
         RBM  -  RETURN TO GATE DUE TO MAINTENANCE
         XOM  -  MAINTENANCE - CHECKED OK
         XRM  -  PART(S) ROBBED
         XTM  -  MECHANICAL MALFUNCTION
         XQM  -  EQUIPMENT MAINTENANCE

2.3      Exclusions

         The following will not be counted as Chargeable Events:

         - repetitive delays or cancellations that occur as a result of failure to apply correct trouble shooting procedures in accordance with the Trouble Shooting Manual; and

         -  delays attributable to the Propulsion Systems.

2.4      Completion Factor

         The Completion Factor is the percentage of the completed scheduled arrivals of Guaranteed Aircraft, based on the Codes in Subparagraph 2.2 hereof which start with "X".

2.5      Achieved On-Time Performance

         "Achieved On-Time Performance," expressed as a percent, shall be computed quarterly (a "Computation") for each calendar quarter (the "Computation Period") as follows:

                                     Total number of Scheduled Departures
         Achieved                    without Chargeable Events during the
         On-Time       =             Computation Period                         X 100
         Performance                 ------------------------------------
                                     Total number of  Scheduled Departures
                                      during the Computation Period



3.       GUARANTEES

3.1      Achieved On-Time Performance Guarantee

         ***

3.2      Completion Factor Guarantee

         ***

3.3      Increase of Guarantee Levels

***

4.       BUYER'S AND SELLER'S OBLIGATION

4.1      Buyer's and Seller's Obligations

         The Buyer's and Seller's specialists will meet, not later than three
         (3) months before delivery of the first Guaranteed Aircraft, to mutually agree on the details of the appropriate reporting procedure(s) for the Guarantees.

4.2      Buyer's Obligations

         ***

4.3      Seller's Obligations

         During the Term, the Seller will provide technical and operational analyses of delays and cancellations and will develop corrections intended to reduce delays and, in the event that the Achieved On-Time Performance or the Completion Factor fall below the guaranteed levels set forth in Paragraph 3 herein, the Seller shall, not later than six
         (6) months (where practicable) after notification by the Buyer and at no charge to the Buyer :

         ***

5.       SUSPENSION AND ADJUSTMENT

5.1      Suspension of Guarantees

         The provisions of the Guarantees will be suspended during any Computation Period during which:

         Rf < Ro - 0.5%

         Where:

         Ro is the dispatch reliability, expressed as a percentage, as computed by the Manufacturer and published in the "Quarterly Service Report," of the fleet of aircraft of the same type as the Guaranteed Aircraft operated by major airlines in the U.S., but excluding the Guaranteed Aircraft, during a Computation Period.

         Rf is the dispatch reliability, expressed as a percentage, as computed by the Manufacturer and published in the "Quarterly Service Report," of the Guaranteed Aircraft fleet during the same Computation Period.

5.2      Adjustment of Guarantees

         Any significant certification, regulatory or Aircraft operation changes implemented by the Buyer that have a material adverse effect on the operational characteristics of the Guaranteed Aircraft shall be cause for reevaluation or adjustment of the guaranteed levels set forth in Paragraph 3 by mutual agreement between the Buyer and the Seller.

6.       REVIEW MEETINGS

6.1      Specialists' Review Meeting

         An Achieved On-Time Performance / Completion Factor review meeting between the

         Seller's and the Buyer's representatives shall be scheduled at the end of each six (6) month period during the Term, or at more frequent intervals to be mutually agreed. Representatives of the Buyer and the Seller shall participate in the meeting and will:

         a)       review current Achieved On-Time Performance and Completion
                  Factor,

         b)       review the correctness of Code and cancellation allocations,

         c)       review the Buyer's training levels set forth in Subparagraph
                  3.3,

         d)       consider corrective action, if required, and

         e) review any issues arising out of the implementation of the provisions of Paragraph 4 above.

6.2      Reliability Council

         In recognition of the mutual benefits accruing to the Buyer and the Seller from Airbus aircraft reliability improvements, the Buyer and the Seller hereby establish a reliability council (the "Reliability Council") to improve the Achieved On-Time Performance and Completion Factor (as defined in this Letter Agreement) of all Airbus aircraft in the Buyer's fleet. The Reliability Council shall be comprised of

         (i) for the Buyer, the Senior Vice President - Technical Operations and Airport Affairs, the Vice President - Finance and Assistant Treasurer and the Vice President - Line Maintenance Operations, and

         (ii) on behalf of the Seller, the President of ASCO, and the President of Airbus Industrie of North America

         and such other members as the Buyer and Seller may agree.

         The Seller agrees to the Buyer's inviting the Propulsion Systems manufacturer to participate in the Reliability Council, it being understood that the participation of the Propulsion Systems manufacturer shall not be deemed to extend the Seller responsibilities under this Letter Agreement to Propulsion Systems matters and issues.

         During the Term, the Reliability Council shall meet quarterly to review the Buyer's Achieved On-Time Performance and Completion Factor and to devise strategies and programs to improve performance in these areas. At the end of the Term, the Buyer and the Seller shall mutually agree on further cooperation with respect to reliability matters.

         The Buyer and the Seller shall commit such resources of their respective organizations as are required to assure that the Reliability Council will be an effective tool for the purposes set forth above.

6.3      Buyer's Target Completion Factor

         ***

7.       LIABILITY LIMITATION

         The Seller's liability for failure to meet this Guarantee shall be governed solely by the terms of this Guarantee.

UNQUOTE

8.       REMEDIES

8.1 At the end of each calendar quarter during the Term of the Guarantee, AVSA and Northwest shall jointly compare the quarterly average Achieved On-Time Performance and Completion Factor with the quarterly average Achieved On-Time Performance and Completion Factor as set forth in Subparagraphs 3.1 and 3.2, or 3.3 above (if applicable).

         For each calendar quarter during the Term during which an Achieved On-Time Performance or Completion Factor shortfall is found, AVSA shall ***:

         (i)  in the case of Achieved On-Time Performance, ***

         (ii) in the case of Completion Factor, ***.

***

9.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 shall be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                           Very truly yours,

                                           AVSA, S.A.R.L.


                                           By:  ________________________

                                           Its:  ________________________



Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  ________________________

Its:  ________________________

                             LETTER AGREEMENT NO. 6

                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:      A319-100 GUARANTEES

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

PART A            A319-100 PERFORMANCE GUARANTEES

         AVSA, under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. AVSA hereby guarantees to Northwest the performance by the Manufacturer of its obligations under these reliability guarantees and hereby assigns to Northwest, and Northwest hereby accepts, all of AVSA's rights and obligations as aforesaid under the said performance guarantees, and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest. Capitalized terms used in the following quoted provisions and not otherwise defined therein shall have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

         PREAMBLE

         A.  Assumptions:

                  The guarantees defined below in this Part A are applicable at the time of delivery to each A319-100 Aircraft as described in the A319-100 Standard Specification Ref. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995, on the basis of the following assumptions:

                  (i)      Maximum Take Off Weight (MTOW) of ***

                  (ii)     fitting of either

                           (x) the CFM International CFM56-5A4 engines (22,000 lbs thrust), or

                           (y) the CFM International CFM56-5A5 engines (23,500 lbs thrust),

                            except where otherwise noted.

         B.  Definitions:

                  (i) For the purpose of this Part A of this Letter Agreement only, the term "Aircraft" is defined as any and all of the Airbus A319-100 model aircraft to be acquired by the Buyer under the Agreement.

                  (ii)     ***

1.       GUARANTEED PERFORMANCE

1.1.     Speed

         The level flight airspeed at an Aircraft gross weight of *** pounds at a pressure altitude of 35,000 feet using maximum cruise thrust in ISA conditions shall not be less than a true Mach number of ***.

1.2      En-Route One Engine Inoperative

         Each Aircraft shall meet FAR 25 regulations minimum en-route climb gradient (currently 1.1%) with one engine inoperative, the other operating at the maximum continuous thrust available at the altitude with air conditioning bleeds on, without anti-icing, at a gross weight of *** pounds in the cruise configuration in ISA conditions, at a geometric altitude of *** feet.

1.3      Take-off distance

1.3.1 With respect only to Aircraft delivered with CFM56-5A4 engines, FAR take-off length at an Aircraft gross weight of *** pounds at a start of ground run at sea level pressure altitude at ISA conditions shall not be more than *** feet.

1.3.2 With respect only to Aircraft delivered with CFM56-5A5 engines, FAR take-off length at an Aircraft gross weight of *** pounds at a start of ground run at sea level pressure altitude at ISA conditions shall not be more than *** feet.

1.4      Take-off performance

1.4.1 With respect only to Aircraft delivered with CFM56-5A4 engines, FAR permissible take-off weight shall not be less than *** pounds in the following conditions (assumed representative of ***):

         Pressure altitude:         ***
         Runway length:             ***
         Slope:                     ***
         Obstacles:                 ***

1.4.2 With respect only to Aircraft delivered with CFM56-5A5 engines, FAR permissible take-off weight shall not be less than *** pounds in the same conditions as set forth in Subparagraph 1.4.1 of Part A above (assumed representative of ***.

1.4.3 With respect only to Aircraft delivered with CFM56-5A4 engines, FAR permissible take-off weight shall not be less than *** pounds in the following conditions (assumed representative of ***):

         Pressure altitude:         ***
         Runway length:             ***
         Slope:                     ***
         Obstacles:                 ***

1.4.4 With respect only to Aircraft delivered with CFM56-5A5 engines, FAR permissible take-off weight shall not be less than *** pounds in the same conditions as set forth in Subparagraph 1.4.3 of Part A above (assumed representative of ***).

1.5      Second segment climb

         Each Aircraft shall meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of the ground run, at the altitude and temperature, and in the configuration of flap angle and take-off safety speed, required to comply respectively with the performance guaranteed in Subparagraph 1.3 and 1.4 of this Part A.

1.6      Climb performance

         Each Aircraft shall be capable of climbing from 1,500 feet to pressure altitude of 35,000 feet at an Aircraft gross weight of *** pounds in ISA conditions using a climb profile of 250/280kt CAS/M.076 with a minimum rate of climb of 300 feet per minute in *** minutes.

1.7      Landing distance

         FAR certified landing field length at an Aircraft gross weight of *** pounds at sea level pressure altitude shall not be greater than *** feet.

1.8      External noise

         Each Aircraft will comply with FAR Part 36 Amendment 9 and with ICAO Annex 16 Chapter 3 with cumulative margins from flyover, sideline, and approach of *** EPNdB.

2.       FUEL BURN GUARANTEE

2.1      *** Aircraft Specific Range

         The level flight specific range at an Aircraft gross weight of *** pounds at a pressure altitude of 35,000 feet operating at M.78 at ISA conditions shall not be less than *** nautical miles per pound of fuel for each Aircraft (the "Guaranteed *** Aircraft Specific Range").

2.2      *** Specific Range

         With respect to the ***, the level flight specific range at an Aircraft gross weight of *** pounds at a pressure altitude of 35,000 feet operating at M.78 at ISA conditions shall not be less than *** nautical miles per pound of fuel *** (the "Guaranteed *** Specific Range").

3.       MISSION PAYLOAD RANGE GUARANTEE

3.1      Mission No. 1 - ***

         Each Aircraft shall be capable of carrying a guaranteed payload of not less than

                  *** pounds for Aircraft delivered with CFM56-5A4 engines, *** pounds for Aircraft delivered with CFM56-5A5 engines over an equivalent still air stage distance of *** nautical miles (assumed representative of *** for a summer operation) when operated under the conditions described below.

         a)       Available takeoff weight is assumed to be

                  (i) *** pounds for Aircraft delivered with CFM56-5A4 engines, and

                  (ii) *** pounds for Aircraft delivered with CFM56-5A5 engines.

         b) The destination airport conditions are such to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in the A319 Standard Specification referenced in the Preamble.

         Profile assumes the following:

         c) Allowance of 250 pounds for engine start and taxi out. Take-off and initial climb to 1,500 feet above airfield elevation with acceleration to climb speed in ISA conditions (two minutes time and fuel allowance). No distance credit for takeoff climb to 1,500 feet. Climb from 1,500 feet above airfield elevation up to a cruise altitude using maximum climb thrust and cruise at a pressure altitude of 39,000 feet at a fixed Mach number of 0.78 and descent to 1,500 feet above airfield elevation are conducted in ISA conditions. Climb speeds to be used should be 250kt/280kt/M76 and descent speeds should be M76/250kt to 1500 feet. An allowance of 300 pounds of fuel is assumed for approach and landing at the destination and also includes an allowance for maneuvering fuel. No distance credit for approach and landing and maneuvering.

         d) Stage distance is defined as the distance covered during climb, cruise, and descent as described in c. above.

         e) Trip fuel is defined as the fuel used during take-off and initial climb, climb, cruise, descent, approach and landing and maneuvering as described in c. above.

         f) Total fuel required shall not exceed *** pounds. Total fuel required is defined as taxi out allowance, trip fuel, and fuel on landing as described in (g) below.

         g) At the end of approach and landing *** pounds of fuel shall remain in the tanks.

         h) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Manufacturer's Weight Empty plus the following fixed allowances:

                           ***   pounds for customer changes
                           ***  pounds for operator items

3.2.     Mission No. 2 - ***

         Each Aircraft shall be capable of carrying a guaranteed payload of not less than *** pounds over an equivalent still air stage distance of *** nautical miles (assumed representative of *** for a winter operation) when operated under the conditions described below.

         a)       Available takeoff weight is assumed to be *** pounds.

         b) The destination airport conditions are such to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in the A319 Standard Specification referenced in the Preamble.

         Profile assumes the following:

         c) Allowance of 250 pounds for engine start and taxi out. Take-off and initial climb to 1,500 feet above airfield elevation with acceleration to climb speed in ISA conditions (two minutes time and fuel allowance). No distance credit for takeoff climb to 1,500 feet. Climb from 1,500 feet above airfield elevation up to a cruise altitude using maximum climb thrust and cruise at a pressure altitude of 35,000 feet stepping to 39,000 feet at a fixed Mach number of 0.78 and descent to 1,500 feet above airfield elevation are conducted in ISA conditions. Climb speeds to be used should be 250kt/280kt/M76 and descent speeds should be M76/250kt to 1500 feet. An allowance of 300 pounds of fuel is assumed for approach and landing at the destination and also includes an allowance for maneuvering fuel. No distance credit for approach and landing and maneuvering.

         d) Stage distance is defined as the distance covered during climb, cruise, and descent as described in c. above.

         e) Trip fuel is defined as the fuel used during take-off and initial climb, climb, cruise, descent, approach and landing and maneuvering as described in (c) above.

         f) Total fuel required shall not exceed *** pounds. Total fuel required is defined as taxi out allowance, trip fuel, and fuel on landing as described in (g) below.

         g) At the end of approach and landing *** pounds of fuel shall remain in the tanks.

         h) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Manufacturer's Weight Empty plus the following fixed allowances:

                           ***  pounds for customer changes
                           ***  pounds for operator items

4.       WEIGHT GUARANTEES

4.1      Manufacturer's Weight Empty

         The Seller guarantees that the Manufacturer's Weight Empty (as defined in the A319- 100 Standard Specification set forth in the Preamble) of each Aircraft, which will be derived from the weighing of each Aircraft, shall not be more than *** pounds for any individual Aircraft and shall not be more than *** pounds for the ***.

4.2      Structural Usable Load

         The Seller guarantees that the excess of the Maximum Zero Fuel Weight (as defined in the A319 Standard Specification set forth in the Preamble) of each Aircraft over the Operating Weight Empty (as defined below) of such Aircraft shall not be less than *** pounds for any individual Aircraft and shall not be less than *** pounds for the ***.

         Operating Weight Empty is the sum of the Manufacturer's Weight Empty (as defined in the Type Specification set forth in the Preamble) plus the following fixed allowances:

                  ***  pounds for customer changes
                  ***  pounds for operator items


5.       GENERAL GUARANTEE CONDITIONS

5.1.     Aircraft Configuration

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees set forth in this Part A for any configuration change or deviation from the A319-100 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A319-100 Standard Specification change or deviation.

5.2.     Performance Definitions

5.2.1. Performance and noise certification rules will be those required to obtain FAR certification under the FAA Airworthiness Code as defined in the Type Specification.

5.2.2. All performance data is based on the International Standard Atmosphere and specified variations. Unless otherwise stated all altitudes are pressure altitudes.

5.2.3. Unless otherwise stated, take-off and landing performance is based upon a hard, smooth, dry and level runway surface with zero wind.

5.2.4. Take-off and landing performance is based on the brakes and tires as specified in the aircraft configuration defined in the Preamble.

5.2.5. Devices such as flaps, landing gear, speed brakes, wheel brakes, anti-skid and engines will be employed in the manner which provides the best performance standard consistent with approved operations.

5.2.6. All guaranteed performance in this Part A is based upon no air bleed from the engines for airframe or engine anti-icing.

5.2.7. For take-off and take-off climb performance, landing and landing climb performance, no air will be bled from the engine for air conditioning.

5.2.8. For en route performance, engine bleeds consistent with normal operation of the air conditioning system, including recirculation, are assumed.

5.2.9. Normal electrical services will be in use consistent with the typical load schedule given in the A319 Standard Specification.

5.2.10. All guaranteed performance in this Part A assumes the use of approved fuel with a Lower Heating Value (the "LHV") of 18,590 BTU/lb. and with a specific gravity of 6.7 pounds / gallon as such.

5.3.     Compliance

5.3.1. The Seller shall provide to Buyer a guarantee compliance report providing the compliance data for each Aircraft immediately prior to acceptance of the Aircraft by the Buyer (the "Guarantee Compliance Report") ***

5.3.2. Compliance with the en-route one engine inoperative, takeoff distance, takeoff performance, second segment climb, landing distance, and external noise guarantees will be demonstrated with reference to performance data contained in the approved Flight Manual.

         Compliance with climb performance and speed will be demonstrated with reference to the IFP.

5.3.3.   ***

5.3.4. The actual *** Aircraft specific range, used for determining compliance with the fuel burn and mission payload guarantees, will be defined as the IFP performance level corrected by the Correction Factor.

5.3.5. The actual *** specific range, used for determining compliance with the fuel burn guarantee, will be defined upon delivery of each individual Aircraft as the ***.

5.3.6.   Fuel Burn Guarantee Compliance

         Compliance with the fuel burn guarantees shall be determined as follows:


         (i) with respect to each Aircraft, if its actual *** Aircraft specific range meets the guarantee level set forth in Subparagraph 2.1 of this Part A.

         (ii) with respect to the ***, if, upon delivery of any Aircraft, the *** specific range meets the guarantee level set forth in Subparagraph 2.2 of this Part A. ***

5.3.7 Compliance with the mission payload guarantees will be based on the actual *** Aircraft specific range as defined in Section 5.3.4 of this Part A and the actual Manufacturer's Weight Empty of the applicable Aircraft as determined pursuant to Subparagraph 5.3.8 of this Part A.

5.3.8 Compliance with the weight guarantees shall be demonstrated with reference to a weight compliance report.

6.       ADJUSTMENT OF GUARANTEES

         Should any change be made to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency subsequent to the date of the Agreement, and should such Rule Change (i) affect the Aircraft configuration or performance or both, and (ii) be required to obtain the Standard Airworthiness Certificate, the guarantees set forth herein shall be appropriately modified to reflect the effect(s) of any such Rule Change(s).

7.       EXCLUSIVE GUARANTEES

         The guarantees set forth in this Part A supersede any similar guarantees from AVSA that may be stated in the A319 Standard Specification or any other document, except for the guarantees set forth in Part B to this Letter Agreement.

8.       REMEDIES

8.1      General

8.1.1 In the event that the Seller fails to demonstrate compliance by one or more Aircraft ***, with any of the guarantees set forth in this Part A, the Seller shall

         ***

8.2      Fuel Burn

         The Compensation for failure to comply with either the guarantee set forth in

         Subparagraph 2.1 or Subparagraph 2.2 of Part A of this Letter Agreement shall be ***

8.2.1    Deficiency of *** Aircraft

         In the event that an *** Aircraft fails to comply with the guarantee set forth in Subparagraph 2.1 of this Part A, the amount of Compensation ***

8.2.2    Deficiency of ***

         In the event that the *** fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part A, the amount of Compensation ***

8.3      Payload

         The Compensation for failure to comply with either the guarantees set forth in Subparagraph 1.3, 1.4, Paragraph 3 or Subparagraph 4.2 of Part A of this Letter Agreement shall be ***

8.3.1    Mission Payload Range

         In the event that any Aircraft fails to meet either of the mission payload range guarantees in Paragraph 3 of this Part A, the amount of Compensation ***

8.3.2    Standard Usable Load

         In the event that any Aircraft or the *** fail to meet the guarantee levels specified in Subparagraph 4.2 of this Part A, the Compensation shall be ***

8.3.3    Take-Off

         In the event that an Aircraft fails to meet the take-off guarantees set forth in Subparagraph 1.3 or 1.4 of this Part A, the amount of Compensation shall be ***, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft. With respect to Subparagraph 1.4 of this Part A, the amount of Compensation hereunder shall be ***

8.3.4    Landing

         In the event that an Aircraft fails to meet the landing guarantee set forth in Subparagraph 1.7 of this Part A, the amount of Compensation shall be ***, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.4      Manufacturer's Weight Empty

         In the event that the Manufacturer's Weight Empty (MWE) of an *** Aircraft or of the *** exceeds the guarantee levels specified in Subparagraph 4.1 of this Part A, the amount of Compensation shall be
         ***.

8.5      Limitations and Conditions

         (i) The Seller shall have the right to review and verify data collected by the Buyer which is provided to Seller for Seller to perform the calculations of Compensation due hereunder.

         (ii) If at any time following delivery of an Aircraft the Seller restores the required performance level of an Aircraft which has initially failed to meet the performance guarantee requirements of Paragraphs 1, 2, 3, or 4 of this Part A, and the Seller demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A, all payments of Compensation required under this Part A with respect to such initial failure shall cease and the Seller shall have no further obligation to the Buyer under this Part A for such initial failure in respect of such Aircraft. Seller shall demonstrate compliance by ***, gathering data and producing a Guarantee Compliance Report which demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A.

                  The compliance level achieved by such Aircraft shall be taken into account for all ***calculations for the purposes of this Part A.

         (iii)    ***

         (iv)     ***

         (v)      The Seller's maximum liability ***.

         (vi) *** as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part A (***), but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller.

UNQUOTE

PART B                              ***

         AVSA, under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. AVSA hereby guarantees to Northwest the performance by the Manufacturer of its obligations under these reliability guarantees and hereby assigns to Northwest, and Northwest hereby accepts, all of AVSA's rights and obligations as aforesaid under the said performance guarantees, and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest. Capitalized terms used in the following quoted provisions and not otherwise defined therein shall have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

         PREAMBLE

         A.       Assumptions:

                  The guarantees defined below in this Part B are applicable to A319-100 Aircraft as described in the A319-100 Standard Specification Ref. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995, on the basis of the following assumptions:

                  (i)      Maximum Take Off Weight (MTOW) of ***

                  (ii)     fitting of either

                           (x) the CFM International CFM56-5A4 engines (22,000 lbs thrust), or

                           (y) the CFM International CFM56-5A5 engines (23,500 lbs thrust), except where otherwise noted.

         B.  Definitions:

                  (i) For the purpose of this Part B of this Letter Agreement only, the term "Aircraft" is defined as any and all of the Airbus A319-100 model aircraft to be acquired by the Buyer under the Agreement.

                  (ii)     ***

1.       GENERAL PROVISIONS

1.1      ***

1.2      The *** Guarantees in this Part B are contingent upon:

         ***

1.3.     ***

2.       FUEL BURN GUARANTEE

2.1 *** (expressed as a percentage) determined in accordance with the In-Flight Performance Program (IFP) to be supplied by the Seller.

2.2      ***

         The Seller guarantees to the Buyer that the *** shall not be worse than the IFP ***:

         ***

3.       MISSION PAYLOAD GUARANTEE

         The *** as stated in paragraph 2.2 of this part B shall allow the carrying of a guaranteed payload of not less than:

         ***

         over an equivalent still air stage distance of *** nautical miles (assumed representative of *** for a winter operation) when operated under the conditions described below.

         a) In case of the *** as stated in Subparagraph 2.2 of this Part B is modified according to Subparagraph 1.3 of this Part B, the above guaranteed payload shall be modified accordingly, using the following relationship:

                  ***
         b)       Available takeoff weight is assumed to be *** pounds.

         c) The destination airport conditions are such to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in Type Specification referenced in the Preamble.

         Profile assumes the following:

         d) Allowance of 250 pounds for engine start and taxi out. Take-off and initial climb to 1,500 feet above airfield elevation with acceleration to climb speed in ISA conditions (two minutes time and fuel allowance). No distance credit for takeoff climb to 1,500 feet. Climb from 1,500 feet above airfield elevation up to a cruise altitude using maximum climb thrust and cruise at a pressure altitude of 35,000 feet stepping to 39,000 feet at a fixed Mach number of 0.78 and descent to 1,500 feet above airfield elevation are conducted in ISA conditions. Climb speeds to be used should be 250kt/280kt/M76 and descent speeds should be M76/250kt to 1500 feet. An allowance of 300 pounds of fuel is assumed for approach and landing at the destination and also includes an allowance for maneuvering fuel. No distance credit for approach and landing and maneuvering.

         e) Stage distance is defined as the distance covered during climb, cruise, and descent as described in (d) above.

         f) Trip fuel is defined as the fuel used during take-off and initial climb, climb, cruise, descent, approach and landing and maneuvering as described in (d) above.

         g) Total fuel required shall not exceed *** pounds. Total fuel required is defined as taxi out allowance, trip fuel, and fuel on landing as described in (h) below.

         h) At the end of approach and landing *** pounds of fuel shall remain in the tanks.

         i) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual *** Manufacturer's Weight Empty (MWE) as demonstrated at delivery *** (but in no event more than *** pounds), plus the following fixed allowances:

                  ***

4.       GENERAL GUARANTEE CONDITIONS

4.1.     Aircraft Configuration

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees in this Part B for any configuration change or deviation from the A319 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A319 Standard Specification change or deviation.

4.2.     Compliance

4.2.1.   ***

4.2.2.   ***

4.2.3.   ***

4.2.4.   ***

4.2.5.   ***

4.2.6.   ***

4.2.7.   ***

4.2.8    ***

5.       REMEDIES

5.1      General

5.1.1 In the event that the *** exceeds the guaranteed levels set forth in Subparagraph 2.2 of this Part B, then the Buyer and the Seller ***.

5.1.2    ***

5.1.3    ***

5.1.4    ***

5.2      Fuel Burn - ***

         In the event that the *** fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part B, ***.

5.3      Mission Payload Range

         In the event that the *** fails to meet the mission payload range guarantee set forth in Paragraph 3 of this Part B, ***.

5.4      Limitations and Conditions

         (i) The Seller shall have the right to review and verify data collected by the Buyer which is provided to Seller for Seller to perform the calculations of compensation due hereunder.

         (ii)     ***

         (iii)    The Seller's maximum liability ***.

         (iv)     ***

         (v) *** shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part B, but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller.

         (vi) The intent of Part B of this Letter Agreement is to provide benefits to the Buyer as a result of the failure of the Buyer's Aircraft (***) to achieve the performance level stipulated in the guarantees set forth in this Part B. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under Part A of this Letter Agreement as a result of the same failure. ***.

         (vii )   ***

UNQUOTE

PART C                              GENERAL CONDITIONS

1.       NORTHWEST ACCEPTANCE OF PERFORMANCE GUARANTEES

         In consideration of the assignment and subrogation by AVSA under Part A and Part B of this Letter Agreement in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

2.       EXCLUSIVE LIABILITIES

         SUBJECT TO SUBPARAGRAPH 8.5 (vi) OF PART A OF THIS LETTER AGREEMENT AND SUBPARAGRAPH 5.4 (v) OF PART B OF THIS THIS LETTER AGREEMENT, THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM ANY FAILURE OF ANY AIRCRAFT *** TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM AVSA'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISION SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH C.2 SHALL REMAIN IN FULL FORCE AND EFFECT. THE PERFORMANCE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT NO. 6 SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

4.       ASSIGNMENT

         Notwithstanding any other provisions hereof or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA and any attempted assignment or transfer in contravention of the provisions of this sentence shall be void and of no force and effect, provided however that the consent of AVSA shall not be necessary for an assignment by Northwest of its rights hereunder to any Affiliate of Northwest if prior to or concurrently with such assignment (x) Northwest executes and delivers to AVSA an instrument in writing confirming to AVSA that Northwest remains liable for all obligations, liabilities and responsibilities of the "Buyer" hereunder and (y) such Affiliate executes and delivers to AVSA an instrument in writing confirming to AVSA that such Affiliate assumes all obligations, liabilities and responsibilities of the "Buyer" hereunder and agrees that it will remain an Affiliate of the "Buyer" so long as any Aircraft subject to such assignment remains to be delivered under the Agreement.

         If the foregoing terms and conditions are satisfactory, please indicate your acceptance thereof by signing in the place indicated below.


                                        Very truly yours,

                                        AVSA, S.A.R.L.




                                        By:
                                           -------------------------------

                                        Its:
                                           -------------------------------


Agreed and Accepted

NORTHWEST AIRLINES, INC.




By:
   -------------------------------

Its:
   -------------------------------

                                                                      APPENDIX 1
                                                                      ----------

                                       ***

                                                                      APPENDIX 2
                                                                      ----------

                                       ***

                                                                      APPENDIX 3
                                                                      ----------

1)       Delivery schedule used for performance retention guarantees definition
         Part B


  Aircraft No.       Month/Year of Delivery     Aircraft No.    Month/Year of Delivery
  ------------       ----------------------     ------------    ----------------------
       1               *** 1999                     26              *** 2001
       2               *** 1999                     27              *** 2001
       3               *** 1999                     28              *** 2001
       4               *** 1999                     29              *** 2001
       5               *** 1999                     30              *** 2001
       6               *** 1999                     31              *** 2002
       7               *** 1999                     32              *** 2002
       8               *** 1999                     33              *** 2002
       9               *** 1999                     34              *** 2002
       10              *** 1999                     35              *** 2002
       11              *** 2000                     36              *** 2002
       12              *** 2000                     37              *** 2002
       13              *** 2000                     38              *** 2002
       14              *** 2000                     39              *** 2002
       15              *** 2000                     40              *** 2002
       16              *** 2000                     41              *** 2003
       17              *** 2000                     42              *** 2003
       18              *** 2000                     43              *** 2003
       19              *** 2000                     44              *** 2003
       20              *** 2000                     45              *** 2003
       21              *** 2001                     46              *** 2003
       22              *** 2001                     47              *** 2003
       23              *** 2001                     48              *** 2003
       24              *** 2001                     49              *** 2003
       25              *** 2001                     50              *** 2003


                                                                      APPENDIX 3
                                                                      ----------


                                       ***

                             LETTER AGREEMENT NO. 7



                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  OTHER MATTERS

Dear Ladies and Gentlemen:

           Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319 Purchase Agreement, dated as of even date herewith including all exhibits, appendixes and letter agreements thereto (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

           Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.         ***

1.1        ***

           ***

1.2        ***

2.         ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph

2 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                      Very truly yours,

                                      AVSA, S.A.R.L.


                                      By:
                                         ----------------------------
                                      Its:
                                         ----------------------------


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:
   ---------------------------

Its:
   ---------------------------

                             LETTER AGREEMENT NO. 8


                                                        As of September 19, 1997



Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121


Re:      A319-100 AIRCRAFT FINANCING ***

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("NWA") and AVSA, S.A.R.L. ("AVSA") have entered into an Airbus A319-100 Purchase Agreement dated as of even date herewith (the "Agreement") which covers, among other matters, the sale by AVSA and the purchase by NWA of certain A319-100 aircraft (the "Aircraft") as described in the specifications annexed to said Agreement. NWA and AVSA have agreed to set forth in this Letter Agreement (this "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalised terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The term "Lender" shall mean each of AVSA or an affiliate of AVSA (for which purposes Airbus Finance Company Limited ("AFC") or any of its affiliates will be treated as an affiliate).

This Letter Agreement shall not constitute part of the Agreement, but shall be a separate and independent contract of financial accommodation.

A.       Aircraft Financing

1.       AVAILABILITY ***

1.1 In determining the cost of financing for NWA at delivery of each Aircraft, exposure under certain other financing arrangements between NWA and Airbus Industrie and its affiliates (for which purposes AFC or any of its affiliates will be treated as an affiliate) *** will be taken into account. It will be assumed, for the purposes of calculating *** under the facility outlined herein, at time of delivery of each Aircraft that *** of *** to *** will be the aggregate of (a) ***, (b) the unamortised principal balance at the time under the ***, (c) amounts of initial principal drawn but not fully repaid under the financing support outlined in *** and (d) the amount of *** drawn but not fully repaid in respect of each Aircraft delivered and financed under the facility described herein.

1.2 Further, for the purposes of determining *** under the *** it will be assumed that the amount of *** of *** to *** under each *** at time of delivery of each Aircraft will be *** at the time, unless permanently *** prior to such time. In the event that *** is successful in restructuring in full the *** in respect of any ***, then the amount of exposure for the purposes of calculating *** under the facility described herein will be *** of the *** value per A320 aircraft.

1.3      For the purposes of determining *** of the facility under Sub-paragraph
         4.2 below, amortisation of delivered and financed Aircraft under the facility will be disregarded. *** provided by *** in respect of any of the Aircraft will not be taken into account in determining *** under the facility described herein. For the avoidance of doubt, Option Aircraft or Roll-Over Option Aircraft subsequently converted to Firm Aircraft (as defined in the Agreement) or Converted Aircraft (as defined in the Agreement) will not be covered by the facility described herein.

2.       ELECTION OF FINANCING

         Subject to the terms and conditions set forth herein, and, in particular to the terms of Paragraph 1.0 above, NWA may elect, with respect to any of the Aircraft or Converted Aircraft up to a maximum of ***) Aircraft from the initially firmly ordered ***, by informing AVSA in writing at least *** prior to delivery of such Aircraft to use the facility offered by AVSA as set forth in this section A. NWA may select either of the short or long term debt alternatives in respect of any Aircraft by providing written notice to AVSA no less than *** prior to scheduled delivery of each such Aircraft (the "Preliminary Notice Date"). NWA will be required to provide final written irrevocable notice (the "Final Notice Date") no less than *** prior to scheduled delivery of such Aircraft. In the event that NWA fails to give notice of its election to AVSA by the Preliminary Notice Date then AVSA will automatically be obliged to provide *** (as defined below) in respect of such Aircraft (unless NWA elects at such time to defer its decision to take *** in accordance with the terms of section *** below) and to provide or arrange the short-term debt alternative outlined below in Paragraph 5.0 in respect of such Aircraft under the terms hereunder outlined. Notwithstanding the foregoing, and in order to facilitate administrative planning, AVSA will be entitled to enquire of NWA from time to time and in advance of the Preliminary Notice Date as to NWA's likely intentions with regard to the financing of a relevant Aircraft. NWA hereby undertakes to provide a good faith response to any such enquiry which will not be binding on its ultimate intentions.

3.       POWERPLANTS MANUFACTURER

         CFMI will be responsible for providing financing *** in respect of every *** Aircraft for which NWA will have elected to have supported. AVSA will be responsible for arranging financing *** in respect of every *** Aircraft for which NWA will have elected to have supported. For the avoidance of doubt, the order in which such support is to be furnished by AVSA and CFMI will be the sequence in which NWA takes delivery and requests such support rather than the applicable delivery position number.

4.       THE FACILITY

4.1      Structure

         If NWA gives AVSA timely notice of its election with respect to any Aircraft, as provided in Paragraph 2.0 above, to use the financing set forth in this Paragraph 4.0, then AVSA will provide, or arrange for a Lender to provide, on the terms set forth below, a secured long-term debt financing (each an "A319 Long-Term Credit") of such Aircraft to NWA. NWA will be the borrower or lessee under the A319 Long-Term Credit. The amount of debt to be arranged or provided in any transaction shall not exceed *** of such Aircraft. The A319 Long-Term Credit financing may, at NWA's option, take either of the following forms, or a combination thereof:

         (i)      Senior secured financing pursuant to structures which provide
                  Section 1110 protection; ***; or

         (ii)     Structured as ***

4.2      Interest Rate

         (i) The rate of interest applicable to each A319 Long-Term Credit will be determined as set forth below:

                  The prevailing rate (expressed as *** at which *** could borrow the same amount with the same tenor and on comparable terms and security *** will be the "AVSA Benchmark Rate" wise, the prevailing rate (expressed as *** at which NWA could borrow the same amount with the same tenor and on comparable terms and security at the same time *** will be the "NWA Benchmark Rate ***. The rate of interest applicable to a particular A319 Long-Term Credit will be the ***

         (ii) Interest will be payable *** in the case of an A319 Long-Term Credit pursuant to Sub-paragraph 4.1 (i) hereof or *** in the case of Sub-paragraph 4.1 (ii) hereof. Such interest payments will be made on the same dates as installments of principal are payable.

4.3      Financing Term

         NWA may elect that each A319 Long-Term Credit may extend for any term up to a maximum of *** commencing upon delivery of the relevant Aircraft. Amortisation of the principal balance of each A319 Long-Term Credit will be on the basis of a ***. An A319 Long-Term Credit pursuant to Sub-paragraph 4.1 (ii) utilised in a ***.

4.4      Transfer and Assignment

         *** NWA hereby agrees to cooperate with each Lender to accommodate the efforts of the Lender to transfer, resell, assign or securitise the Financing *** There will, however, be ***. Each Lender will reimburse NWA's reasonable and adequately documented external legal and investment bank fees and expenses in respect of any resale, assignment, transfer, or securitisation.

         (i)      ***

         (ii) If an initial Lender desires to effect the resale, transfer or securitisation transaction in a registered public offering in the United States, NWA hereby agrees to cooperate in the preparation and filing of such registration statements and other documents and to take such other actions as may reasonably be requested by the Lender in order to assist in the prompt completion of such public offering. ***

         (iii)    ***

         (iv) In furtherance of any of the matters covered by this Sub-paragraph 4.4, AVSA, each Lender and NWA shall undertake in good faith to define a mutually beneficial process by which the parties would coordinate each Lender's efforts to transfer debt or debt securities with NWA's plans and efforts to raise capital.

5.       SHORT-TERM DEBT FINANCING

         If NWA gives AVSA timely notice of its election with respect to any Aircraft, as provided in Paragraph 1 above, to use the financing alternative set forth in this Paragraph 5, then AVSA will provide, or arrange, on the terms set forth below, a secured short-term debt financing (an "A319 Short-Term Credit") of such Aircraft to NWA. The amount of debt to be arranged or provided in any such A319 Short-Term Credit transaction shall not exceed ***. The term of an A319 Short-Term Credit will not exceed *** from delivery of the relevant Aircraft. Interest will accrue and be paid *** by NWA at the rate of ***. Notwithstanding the foregoing, NWA may select on a per Aircraft basis *** as the interest base for the term of the A319 Short-Term Credit at least *** before drawdown in place of *** The principal balance of such financing will ***. In consideration, the Lender will be granted ***. Terms and conditions of the financing will conform to those applicable to ***, as appropriately modified in the definitive documentation. The documentation will contain customary terms regarding ***. NWA may ***.

6.       REPLACEMENT LONG-TERM DEBT FINANCING

         In the event that in respect of any Aircraft NWA does not elect at delivery to take an A319 Long-Term Credit then at any time, subject to written notice from NWA to AVSA of at least *** (the "A319 Replacement Long-Term Credit Notice Date"), AVSA will provide a *** long-term debt financing (an "A319 Replacement Long-Term Credit") to NWA in order to replace in full an A319 Short-Term Credit or *** in respect of such Aircraft. Notwithstanding the foregoing, however, and in order to facilitate administrative planning, AVSA will be entitled to enquire of NWA from time to time and in advance of the A319 Replacement Long-Term Credit Notice Date as to NWA's likely intentions with regard to the financing of a relevant Aircraft. NWA hereby undertakes to provide a good faith response to any such enquiry which will not be binding on its ultimate intentions. Such A319 Replacement Long-Term Credit will be available to be drawn *** and will be provided on substantially the same terms as *** for such Aircraft except in the following ways:

         A)       ***

         B)       ***

         C)       ***

7.       FINANCING ARRANGEMENTS

         Each A319 Long-Term Credit, A319 Short-Term Credit or A319 Replacement Long-Term Credit (each a "Financing"), as appropriate, shall be arranged on terms consistent with this Letter Agreement and as subsequently negotiated among AVSA, NWA and the Lender. The documentation will contain customary terms regarding ***. The documentation will also contain customary terms regarding *** as appropriate.

7.1      Transaction Expenses and Conditions

         NWA will pay the Lender's reasonable and adequately documented external transaction expenses in relation to the Financing which will be reimbursed by NWA at ***. In the event, however, that NWA selects *** in the context of the A319 Long-Term Credit, then the Lender shall agree that *** may be treated as financed transaction expenses in such ***. In the event that NWA requests an A319 Long-Term Credit in respect of an Aircraft at the Preliminary Notice Date but decides at the Final Notice Date not to pursue this option, NWA will reimburse all AVSA's reasonable external legal expenses actually incurred and associated with the establishment and negotiation of such A319 Long-Term Credit for the period between the Preliminary Notice Date and the Final Notice Date.

         The Financing will reflect market terms and conditions. In the event that AVSA and NWA have a disagreement as to market terms and conditions, NWA and AVSA will consult *** in order to resolve such disagreement.

         Each Financing will contain appropriate conditions precedent *** (in the case of an A319 Long-Term Credit and an A319 Short-Term Credit) and/or, as appropriate, (ii) draw down of an A319 Replacement Long-Term Credit ***

7.2      Quiet Enjoyment

         (A) Each Lender will covenant to NWA that it shall not, through its own actions or inactions, interfere with, or suffer to exist with respect to the Aircraft any lien attributable to the Lender which might interfere with, NWA's (or any permitted sub-lessee's or lessee's) continued possession, use and operation of, and quiet enjoyment (including, without limitation, ***) of, the Aircraft during the term of the Financing in accordance with the terms thereof so long as NWA shall not have been duly declared, or deemed to be declared, in default pursuant to the Financing.

         (B)      ***

         (C)      ***

7.3      ***

8.       OTHER TERMS AND CONDITIONS

         Terms and Conditions applicable to each Financing shall include the following:

8.1      Insurance

         NWA will provide insurance (including public liability, property damage, war risk and hijacking insurance) with respect to the Aircraft against risks customarily insured against by NWA for similar aircraft, provided that public liability and property damage insurance shall be in an amount of at least *** per occurrence. NWA will also provide all-risk hull insurance in an amount equal to the outstanding principal balance from time to time (subject to self-insurance described below). NWA will retain the right to insure the Aircraft for amounts in excess of ***.

         NWA may self insure by way of deductible, premium adjustment or franchise provisions or otherwise, but in no case shall the aggregate amount of self-insurance with respect to public liability, property damage and all-risk hull insurance exceed during any policy year, with respect to all of the aircraft in NWA's fleet (including, without limitation, the Aircraft), ***.

         If at any time the Aircraft is not covered by insurance as required by the preceding paragraph NWA may not operate the Aircraft and must maintain ground insurance.

8.2      Maintenance

         NWA will maintain the Aircraft in as good an operating condition as when initially delivered to NWA under the facility, ordinary wear and tear excepted, in compliance with applicable laws and regulations and a maintenance programme approved by the government of registry, and in such condition as may be necessary to enable the Aircraft's airworthiness certification to be maintained in good standing at all times (with exceptions as to temporary periods of storage in accordance with applicable regulations and as to the grounding by the FAA of all Airbus A319 series aircraft powered by engines of the same type as those with which the Aircraft shall be equipped at the time of such grounding), utilising, except during any period that a sublease (or lease in the case where NWA is the borrower) is in effect, the same manner of maintenance used by NWA with respect to similar aircraft operated by NWA and utilising, during any period that a sublease is in effect (or lease in the case where NWA is the borrower), the same manner of maintenance used by the sublessee (or lessee) with respect to similar aircraft operated by the sublessee (or lessee). NWA will have the right at any time during the term of any Financing to substitute for any engine another compatible engine having a value and utility (except for maintenance cycle condition) of the engine being replaced.

8.3      Events of Default

         Events of default for each Financing shall be as follows:

         (i) failure to make any payment of principal or interest *** for a period of *** after due, and failure to make any other payment for a period of ***.

         (ii) failure to maintain required insurance and any such failure is not cured within ***.

         (iii) failure to perform in any material respect any other covenants and such failure continues for a period ***.

         (iv) material failure of representations or warranties (other than tax representations and warranties) to be true and correct and the same remains uncured for a period of ***.

         (v)      customary bankruptcy and insolvency events of default. ***

8.4      Sublease or Lease

         Provided an event of default shall not have occurred and be continuing, NWA will have the right at any time to sublease, ***, the Aircraft (i) without Lender consent to any air carrier holding ***, (ii) to any entity approved in writing by the Lender, (iii) without Lender consent to any entity domiciled in a country designated on Exhibit 1 hereto (it being understood that the Lender will use reasonable efforts to include *** on such list (for the purposes of sublease or lease or reregistration, as appropriate) to the extent that the inclusion of any such countries is reasonably commercially available without adversely affecting any of the other terms or provisions of the transaction for the Lender, or (iv) without Lender consent to *** in a country that would not otherwise be restricted, in any event for a period or period not to exceed the term of each A319 Long-Term Credit or A319 Replacement Long-Term Credit, as appropriate, and further provided that, at any time whilst *** or any of their affiliates is a Lender, the number of *** and/or *** (as appropriate) to *** does not exceed *** (including ***) supported at such time by ***, and provided further that the number of *** (as appropriate) does not exceed ***. Any such ***. In addition to the rights to *** NWA, without prior approval, may *** do any of the following: (i) subject the Aircraft or engines or parts to normal interchange or pooling or similar arrangements; (ii) deliver possession of the Aircraft or any engine to third parties for testing, modification, maintenance, repair or overhaul; (iii) install any engine on other airframes; and (iv) subject the Aircraft or any engine to (a) the United States Civil Reserve Air Fleet Program, (b) contracts with the United States government or agency thereof, or (c) "wet" leases with third parties.

8.5      Aircraft Registration

         The Aircraft will initially be registered with the FAA. NWA may at any time reregister the Aircraft in a foreign country in accordance with the terms contained in Exhibit 2 hereto, it being understood that there are no ***. It is also agreed that such terms should reflect terms ***.

B.       ***

1.       ***

2.       ***

2.1      ***

2.2      ***

2.3      ***

3.       ***

4.       ***

5.       ***

6.       ***

7.       ***

9.       ***

10.      ***

10.1     ***

         (a)      ***

         (b)      ***

         (c)      ***

         (d)      ***

         (e)      ***

         (h)      ***

10.2     ***

         (a)      ***

         (b)      ***

         (c)      ***

         (d)      ***

         (e)      ***

10.3     ***

10.4     ***

10.5     ***

         (a)      ***

         (b)      ***

         (c)      ***

10.6     ***

10.7     ***

         (a)      ***

         (b)      ***

         (c)      ***

                  (i)      ***

                  (ii)     ***

10.8     ***

10.9     ***

10.10    ***

10.11    ***

10.12    ***

         (a)      ***

         (b)      ***

11.      ***

12.      ***

C.       General

1.       TERMINATION

         During the term of this Letter Agreement, each of the commitments of AVSA set forth herein shall be subject to the non-occurrence of any of the events described in this Paragraph C.1.0, and should any event described in Sub-paragraphs (a), (b) or (c) to this occur, this Letter Agreement and the commitments of AVSA hereunder shall automatically terminate without notice of any kind and without prejudice to any other rights or remedies that may be exercised by AVSA.

         (a) NWA shall have:

                  (1) made a general assignment for the benefit of creditors or become insolvent;

                  (2)      filed a voluntary petition in bankruptcy;

                  (3) petitioned for or acquiesced in the appointment of any custodian, receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

                  (4) commenced under the laws of any competent jurisdiction any proceedings involving its insolvency, bankruptcy, reorganisation, readjustment of debt, dissolution or liquidation or any other similar proceeding for the relief of debtors;

                  (5) become the object of any proceeding or action of the type described in (3) or (4) above that remains undismissed or unstayed for a period of thirty (30) or more days; or

                  (6) admitted in writing and become unable generally to pay its debts as they become due.

         (b) The Agreement shall have terminated on account of a material breach by NWA or for any other reason or if NWA shall be in material default of any of its obligations thereunder ***

         (c) NWA or any of its affiliates shall have materially defaulted under any Financing or with respect to any other monetary obligation owing to AVSA or any of its affiliates whether or not related to any Financing.

2.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of NWA and AVSA hereunder (excluding, for the avoidance of doubt, for the purposes of this Paragraph the rights and obligations under a Financing ***) will not be assigned or transferred or mortgaged or pledged in any manner without the prior written consent of either party hereunder, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force and effect.

3.       ***

4.       MISCELLANEOUS PROVISIONS

         (a)      Notices

                  All notices and requests required or authorised hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier or mail or by electronic transmission to the addresses set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier or mail, or if such notice or request is given by electronic transmission, the date upon which sent, shall be deemed to be the effective date of such notice or request.

           AVSA shall be addressed at:

                 2, rond-point Maurice Bellonte
                 31700 BLAGNAC, FRANCE

                 Attention:       Director - Contracts
                 Telephone:       (33) 5 61 30 40 12
                 Telex:           AVSA 521155F
                 Fax:             (33) 5 61 30 40 11

           And NWA shall be addressed at:

                 2700 Lone Oak Parkway
                 Eagan, Minnesota 55121, USA

                 Attention:       Senior Vice President and Treasurer
                                  and Vice President of Northwest Aircraft Inc.
                 Telephone:       (1) 612 726 2274
                 Fax:             (1) 612 726 2488

         or at such other address or to such other address or to such other person as the party receiving the notice or request may designate from time to time.

         (b)      Waiver

         The failure of either party to enforce at any time any of the provisions of this Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Letter Agreement or any part hereof or the right of the other party thereafter to enforce each and every provision. The express waiver by either party of any provision, condition or requirement of this Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

         (c)      Interpretation and Law

         THIS LETTER AGREEMENT AND ANY DOCUMENTS PERTAINING TO ANY OF THE FINANCING PROVIDED HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. Each of AVSA and NWA (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, of the United States, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

         (d)      Confidentiality

         Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisers) shall maintain the terms and conditions of this Letter Agreement strictly confidential. Without limiting the generality of the foregoing, NWA and AVSA will limit the disclosure of the contents of this Letter Agreement, to the extent legally permissible, in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. NWA and AVSA shall consult with each other prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions hereof. In the event that NWA receives any other disclosure request from any government or any branch, agency or instrumentality thereof or any government-related entity, which NWA believes would be advisable to satisfy in whole or in part, NWA and AVSA will consult and AVSA will not unreasonably withhold its consent to such disclosure. Notwithstanding anything in this Paragraph to the contrary, AVSA may deliver a copy of this Letter Agreement to CFMI. The provisions of this Paragraph shall survive any termination of this Letter Agreement.

         (e)      Severability

         In the event that any provision of this Letter Agreement should for any reason be held to be without effect, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect.

         (f)      Alterations to Contract

         This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written.

         (g)      Language

         All correspondence, documents and any other written matters in connection with this Letter Agreement shall be in English.

         (h)      Headings

         All headings in this Letter Agreement are for convenience of reference only and do not constitute a part of this Letter Agreement.

         (i)      Counterparts

         This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                      Very truly yours,

                                      AVSA, S.A.R.L.



                                      By:
                                         -------------------------
                                      Its:
                                          ------------------------
                                      Date:
                                           -----------------------

Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:
   -------------------------

Its:
    ------------------------

Date:
     -----------------------

EXHIBIT 1

                  Schedule of domiciles of ***

1 So long as on the date of entering into the proposed *** such country and the United States have diplomatic relations as good as those in effect as of the date of this Letter Agreement with respect to the applicable Aircraft.

                                                                       EXHIBIT 2


         The Lender will agree that, ***

                             LETTER AGREEMENT NO. 9



                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  ***

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       ***

1.1      ***

1.2      ***

1.2.1    ***

1.2.2    ***:

         (i)      ***;

         (ii)     ***;

         (iii)    ***; and

         (iv)     ***

2.       ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------

Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:
   ---------------------------
Its:
    --------------------------

                             LETTER AGREEMENT NO. 10


                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  A319-100 SPECIAL APPLICATION

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. Airbus Industrie Financial Services ("AIFS") and NWA have entered into the Restated and Amended Loan Agreement (the "AIFS Term Loan") dated as of 29 March 1996. AIFS is interested in *** and NWA is interested in *** before the stated maturity of the AIFS Term Loan.

2. AVSA agrees to procure that AIFS, or its agent, will meet with NWA within ninety (90) days of signature of the Agreement with a view to discussing in good faith how the objectives identified above might be met. ***.

3.       ***

4.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By:
                                           -----------------------
                                        Its:
                                            ----------------------


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:
   ----------------------------
Its:
    ---------------------------

                             LETTER AGREEMENT NO. 11


                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  MISCELLANEOUS MATTERS

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       ADDITIONAL AGREEMENTS ON TAX, DUTIES AND IMPOSTS

         With respect to the provisions of Subclause 4.3 of the Agreement, Northwest and AVSA agree that taxes, duties, tariffs, imposts or similar charges levied, assessed, charged or collected under the laws of ***

2.       INEXCUSABLE DELAY

2.1      AVSA hereby agrees to ***

2.2      AVSA hereby agrees to ***

2.3      ***

3.       ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:
   ---------------------------
Its:
    --------------------------


                                       3